UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21346

Name of Fund: BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Muni New York Intermediate Duration Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2017

Date of reporting period: 07/31/2017

Explanatory Note:

The Registrant is filing this amendment to its Form N-CSR for the period ended July 31, 2017, filed with the Securities and Exchange Commission on October 4, 2017 (Accession Number 0001193125-17-302963). The sole purpose of this amendment is to attach as an exhibit the Proxy Voting Policy and Procedures referenced in Item 7 of the Form N-CSR. Except as set forth above, this amendment does not amend, update or change any other items or disclosures found in the original Form N-CSR filing.

Item 1 –	Report to Stockholders

JULY 31, 2017

ANNUAL REPORT

BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

BlackRock MuniYield Arizona Fund, Inc. (MZA)

BlackRock MuniYield California Fund, Inc. (MYC)

BlackRock MuniYield Investment Fund (MYF)

BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended July 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. These expressions of isolationism and discontent were countered by the closely watched and less surprising elections in France, the Netherlands and Australia.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. Aside from the shortest-term Treasury bills, most U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and economic uncertainty. Reflationary expectations accelerated after the U.S. election in November 2016 and continued into the beginning of 2017, stoked by expectations that the new administration’s policies would provide an extra boost to U.S. growth.

The Fed has responded to these positive developments by increasing interest rates three times in the last six months, setting expectations for additional interest rate increases and moving toward normalizing monetary policy. Divergent global monetary policy continued in earnest, as the European Central Bank and the Bank of Japan reiterated their commitments to economic stimulus despite nascent signs of sustained economic growth in both countries.

In recent months, growing skepticism about the near-term likelihood of significant U.S. tax reform and infrastructure spending has tempered enthusiasm around the reflation trade. Similarly, renewed concern about oversupply has weighed on energy prices. Nonetheless, financial markets — and to an extent the Fed — have adopted a “wait-and-see” approach to the economic data and potential fiscal stimulus. Although uncertainty has persisted, benign credit conditions, modest inflation and the positive outlook for economic growth have kept markets relatively tranquil.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors, including an aging population, low productivity growth and excess savings, as well as cyclical factors, such as the Fed moving toward the normalization of monetary policy and the length of the current expansion. Tempered economic growth and high valuations across most assets have set the stage for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.51%	16.04%
U.S. small cap equities (Russell 2000® Index)	5.35	18.45
International equities (MSCI Europe, Australasia, Far East Index)	13.79	17.77
Emerging market equities (MSCI Emerging Markets Index)	18.98	24.84
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.35	0.54
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.33	(5.73)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.51	(0.51)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.40	0.36
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.57	10.94
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

ANNUAL REPORT	JULY 31, 2017	3

Municipal Market Overview

For the Reporting Period Ended July 31, 2017

Municipal Market Conditions

Municipal bonds experienced modestly positive performance for the period as a result of vastly rising interest rates spurring from generally stronger economic data, signs of inflation pressures, Federal Reserve (“Fed”) monetary policy normalization, and market expectations for pro-growth fiscal policy. However, ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in continued demand for fixed income investments. More specifically, investors favored the income, attractive relative yield, and stability of municipal bonds amid bouts of interest rate volatility (bond prices rise as rates fall) resulting from geopolitical tensions, the contentious U.S. election, and continued global central bank divergence — i.e., policy easing outside the United States while the Fed slowly engages in policy tightening. During the 12 months ended July 31, 2017, municipal bond funds garnered net inflows of approximately $593 million (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained robust from a historical perspective at $412 billion (above the $397 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 57%) as issuers continued to take advantage of low interest rates and a flat yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of July 31, 2017
6 months: 3.40%
12 months: 0.36%

A Closer Look at Yields

From July 31, 2016 to July 31, 2017, yields on AAA-rated 30-year municipal bonds increased by 62 basis points (“bps”) from 2.12% to 2.74%, while 10-year rates rose by 55 bps from 1.40% to 1.95% and 5-year rates increased 37 bps from 0.84% to 1.21% (as measured by Thomson Municipal Market Data). The municipal yield curve steepened over the 12-month period with the spread between 2- and 30-year maturities steepening by 20 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds broadly outperformed U.S. Treasuries with the greatest outperformance experienced in the front and intermediate portions of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. Municipal bonds came under pressure post the November U.S. election as a result of uncertainty surrounding potential tax-reform, though growing expectation that tax reform is likely to be delayed or watered down quickly eased investor concerns. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of July 31, 2017, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	ANNUAL REPORT	JULY 31, 2017

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), with a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	5

Fund Summary as of July 31, 2017	BlackRock Muni New York Intermediate Duration Fund, Inc.

Fund Overview

BlackRock Muni New York Intermediate Duration Fund, Inc.’s (MNE) (the “Fund”) investment objective is to provide common shareholders with high current income exempt from U.S. federal income tax and New York State and New York City personal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income tax (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests at least 75% of its assets in municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with a duration of three to ten years. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MNE
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of July 31, 2017 ($14.07)[1]	3.80%
Tax Equivalent Yield[2]	7.69%
Current Monthly Distribution per Common Share[3]	$0.0445
Current Annualized Distribution per Common Share[3]	$0.5340
Economic Leverage as of July 31, 2017[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MNE[1,2]	(6.47)%	(0.75)%
Lipper Intermediate Municipal Debt Funds[3]	(2.99)%	(0.64)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the 12-month reporting period. Municipal bonds initially moved lower in the third calendar quarter of 2016 due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•

New York municipals slightly outperformed the broader national market during the period. While new issuance in the state was relatively robust, much of it was concentrated in several large issuers. The state’s overall financial prospects are exhibiting positive trends, albeit slightly behind national averages.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•	Allocations to education and project finance bonds made the largest contributions to performance at the sector level.

•	Exposure to short-dated maturities, which exhibited less of a price decline relative to longer-dated issues, contributed to performance as yields rose during the period.

6	ANNUAL REPORT	JULY 31, 2017

BlackRock Muni New York Intermediate Duration Fund, Inc.

•

While the Fund’s use of leverage enhanced portfolio income, the benefits of this strategy were somewhat reduced given the modest rise in funding costs associated with less accommodative central bank monetary policy. In addition, leverage exacerbated the impact of declining bond prices.

•

Positions in intermediate- and longer-dated maturities declined the most in value, as they typically have longer durations relative to shorter maturities. The Fund’s investments in the education and transportation sectors detracted, as did its allocation to bonds rated single-A.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	7/31/17	7/31/16	Change	High	Low
Market Price	$14.07	$15.75	(10.67)%	$16.30	$13.20
Net Asset Value	$15.47	$16.32	(5.21)%	$16.34	$14.80

Market Price and Net Asset Value History For the Past Five Years

ANNUAL REPORT	JULY 31, 2017	7

BlackRock Muni New York Intermediate Duration Fund, Inc.

Overview of the Fund’s Total Investments*

Sector Allocation	7/31/17	7/31/16
Education	24%	21%
Transportation	22	25
County/City/Special District/School District	21	21
Health	10	12
State	10	7
Utilities	6	6
Housing	3	3
Corporate	3	4
Tobacco	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	2%
2018	5
2019	8
2020	6
2021	16

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	7/31/17	7/31/16
AAA/Aaa	11%	10%
AA/Aa	50	48
A	20	23
BBB/Baa	13	12
BB/Ba	2	3
N/R	4	4	[2]

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% of the Fund’s total investments.

8	ANNUAL REPORT	JULY 31, 2017

Fund Summary as of July 31, 2017	BlackRock MuniYield Arizona Fund, Inc.

Fund Overview

BlackRock MuniYield Arizona Fund, Inc.’s (MZA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Arizona income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Arizona income taxes. Under normal market conditions, the Fund expects to invest at least 75% of its assets in municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MZA
Initial Offering Date	October 29, 1993
Yield on Closing Market Price as of July 31, 2017 ($16.59)[1]	4.48%
Tax Equivalent Yield[2]	8.29%
Current Monthly Distribution per Common Share[3]	$0.0620
Current Annualized Distribution per Common Share[3]	$0.7440
Economic Leverage as of July 31, 2017[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 45.97%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MZA[1,2]	(1.34)%	(0.72)%
Lipper Other States Municipal Debt Funds[3]	(3.77)%	(1.21)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Fund’s premium to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the 12-month reporting period. Municipal bonds initially moved lower in the third calendar quarter of 2016 due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•

Arizona municipal bonds outperformed national municipals during the period. Arizona’s overall financial prospects exhibited positive trends, creating a favorable fundamental underpinning for the market. New issuance in the state continued to be on the lighter side, which was beneficial from a performance aspect. However, it also meant fewer investment opportunities.

•

Portfolio income made the most significant positive contribution to performance during a time in which bond prices lost ground. The Fund’s use of leverage, while enhancing income, also exacerbated the impact of declining bond prices.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•

From a sector perspective, the Fund’s exposure to the tobacco and education sectors was a positive contributor. Additionally, exposure to the pre-refunded sector was beneficial as these high-quality, short-duration securities outperformed at a time of rising yields. (Duration is a measure of interest rate sensitivity.)

•

The Fund’s exposure to the longer end of the yield curve detracted as longer-term bonds sold off more than the shorter-term issues. Positions in lower coupon securities also generally detracted from performance due to their longer duration characteristics.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

ANNUAL REPORT	JULY 31, 2017	9

BlackRock MuniYield Arizona Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/17	7/31/16	Change	High	Low
Market Price	$16.59	$17.68	(6.17)%	$18.06	$13.90
Net Asset Value	$14.56	$15.42	(5.58)%	$15.42	$14.07

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	7/31/17	7/31/16
Education	23%	20%
Utilities	21	22
County/City/Special District/School District	19	20
Health	12	12
Corporate	11	12
State	9	9
Transportation	3	3
Tobacco	2	2
Housing[2]	—	—

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[4]
Calendar Year Ended December 31,
2017	2%
2018	22
2019	8
2020	8
2021	10

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	7/31/17	7/31/16
AAA/Aaa	9%	10%
AA/Aa	55	55
A	15	15
BBB/Baa	10	10
BB/Ba	8	6
N/R	3	4	[3]

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Represents less than 1% of the Fund’s total investments.

[3]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% of the Fund’s total investments.

10	ANNUAL REPORT	JULY 31, 2017

Fund Summary as of July 31, 2017	BlackRock MuniYield California Fund, Inc.

Fund Overview

BlackRock MuniYield California Fund, Inc.’s (MYC) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its total assets in securities rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MYC
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2017 ($15.43)[1]	4.82%
Tax Equivalent Yield[2]	9.82%
Current Monthly Distribution per Common Share[3]	$0.0620
Current Annualized Distribution per Common Share[3]	$0.7440
Economic Leverage as of July 31, 2017[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MYC[1,2]	(4.96)%	(1.83)%
Lipper California Municipal Debt Funds[3]	(4.75)%	(0.88)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the 12-month reporting period. Municipal bonds initially moved lower in the third calendar quarter of 2016 due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•

California municipal bonds performed slightly better than national municipals during the period. California’s 2017—2018 budget demonstrated both spending restraint and growing reserves, with a forecast that projects structural balance through 2019. The state’s economy has grown at a healthy rate in recent years, with median household income and job gains outpacing U.S. growth rates.

•	Positions in longer-term bonds, which lagged the broader market, detracted from performance.

•

Higher-rated investment-grade holdings (those rated AA and AAA) fared worse than non-investment grade holdings, as fund flows into high yield products led to stronger price appreciation for lower-rated credits.

ANNUAL REPORT	JULY 31, 2017	11

BlackRock MuniYield California Fund, Inc.

•

The Fund’s positions in the utilities, tax-backed (state) and tax-backed (local) issues — all of which underperformed in the past year — detracted as well. Tobacco credits also lagged as the Food & Drug Administration released plans to curb nicotine levels in cigarettes.

•

Holdings that were purchased in a higher-rate environment contributed positively at a time of weak market performance. These positions produced generous income, and they were less sensitive to the negative effects of rising interest rates.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•	The Fund’s use of leverage, while enhancing income, also exacerbated the impact of declining bond prices.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	7/31/17	7/31/16	Change	High	Low
Market Price	$15.43	$17.43	(11.47)%	$17.89	$14.44
Net Asset Value	$15.61	$17.07	(8.55)%	$17.10	$14.95

Market Price and Net Asset Value History For the Past Five Years

12	ANNUAL REPORT	JULY 31, 2017

BlackRock MuniYield California Fund, Inc.

Overview of the Fund’s Total Investments*

Sector Allocation	7/31/17	7/31/16
County/City/Special District/School District	40%	39%
Health	16	14
Education	14	15
Transportation	12	7
State	6	9
Utilities	6	11
Tobacco	4	3
Corporate	1	1
Housing	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	4%
2018	7
2019	14
2020	7
2021	11

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	7/31/17	7/31/16
AAA/Aaa	5%	4%
AA/Aa	68	71
A	21	21
BBB/Baa	1	1
BB/Ba	1	1
B/B	3	1
N/R2	1	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2017 and July 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Fund’s total investments.

ANNUAL REPORT	JULY 31, 2017	13

Fund Summary as of July 31, 2017	BlackRock MuniYield Investment Fund

Fund Overview

BlackRock MuniYield Investment Fund’s (MYF) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund primarily invests in municipal bonds that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its total assets in securities rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MYF
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2017 ($16.34)[1]	5.73%
Tax Equivalent Yield[2]	10.12%
Current Monthly Distribution per Common Share[3]	$0.0780
Current Annualized Distribution per Common Share[3]	$0.9360
Economic Leverage as of July 31, 2017[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MYF[1,2]	2.10%	(0.88)%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(1.54)%	(0.78)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Fund’s premium to NAV widened during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the 12-month reporting period. Municipal bonds initially moved lower in the third calendar quarter of 2016 due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•

The Fund’s sizable position in short-dated, high-quality, pre-refunded bonds made a positive contribution to performance. These holdings generated above-average income due to their high coupons, and they exhibited little in the way of price volatility during times of rising yields.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•

Long-dated portfolio holdings incurred the largest price declines. Long-term yields rose more than short-term yields during the course of the year, causing bonds with maturities of longer than 20 years to underperform their shorter-date counterparts.

•

While the Fund’s use of leverage enhanced portfolio income, the benefits of this strategy were somewhat reduced given the modest rise in funding costs associated with less accommodative central bank monetary policy. In addition, leverage exacerbated the impact of declining bond prices.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	ANNUAL REPORT	JULY 31, 2017

BlackRock MuniYield Investment Fund

Market Price and Net Asset Value Per Share Summary

	7/31/17	7/31/16	Change	High	Low
Market Price	$16.34	$17.02	(4.00)%	$17.88	$14.32
Net Asset Value	$14.94	$16.03	(6.80)%	$16.03	$14.63

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	7/31/17	7/31/16
Transportation	28%	30%
County/City/Special District/School District	20	19
Health	16	14
Utilities	14	15
Education	8	8
State	5	6
Tobacco	3	3
Corporate	4	3
Housing	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	2%
2018	11
2019	28
2020	12
2021	17

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	7/31/17	7/31/16
AAA/Aaa	8%	8%
AA/Aa	50	55
A	22	26
BBB/Baa	9	6
BB/Ba	3	1
B	1	1
N/R2	7	3

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2017 and July 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Fund’s total investments.

ANNUAL REPORT	JULY 31, 2017	15

Fund Summary as of July 31, 2017	BlackRock MuniYield New Jersey Fund, Inc.

Fund Overview

BlackRock MuniYield New Jersey Fund, Inc.’s (MYJ) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its total assets in securities rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MYJ
Initial Offering Date	May 1, 1992
Yield on Closing Market Price as of July 31, 2017 ($16.58)[1]	5.43%
Tax Equivalent Yield[2]	10.54%
Current Monthly Distribution per Common Share[3]	$0.0750
Current Annualized Distribution per Common Share[3]	$0.9000
Economic Leverage as of July 31, 2017[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MYJ[1,2]	0.32%	(0.68)%
Lipper New Jersey Municipal Debt Funds[3]	(4.61)%	(0.95)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Fund’s premium to NAV widened during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the 12-month reporting period. Municipal bonds initially moved lower in the third calendar quarter of 2016 due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•	New Jersey state general obligations and appropriated issues underperformed the broader national market, as the major rating agencies downgraded the state’s credit rating over the past year.

•

Portfolio income made the most significant positive contribution during a period in which bond prices lost ground. The Fund’s use of leverage, while enhancing the level of income, also exacerbated the impact of declining bond prices.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•	At the sector level, positions in transportation, corporate and tax-backed (local) issues contributed positively.

•

The Fund’s exposure to pre-refunded issues benefited performance, as their low duration enabled them to hold up relatively well at a time of rising yields. (Duration is a measure of interest rate sensitivity.) Conversely, positions in longer-duration bonds detracted.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	ANNUAL REPORT	JULY 31, 2017

BlackRock MuniYield New Jersey Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/17	7/31/16	Change	High	Low
Market Price	$16.58	$17.49	(5.20)%	$17.62	$14.92
Net Asset Value	$15.89	$16.93	(6.14)%	$16.94	$15.29

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	7/31/17	7/31/16
Transportation	37%	35%
Education	17	18
County/City/Special District/School District	16	17
State	12	14
Corporate	7	7
Health	6	6
Housing	2	2
Tobacco	2	—
Utilities	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	6%
2018	9
2019	11
2020	6
2021	19

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	7/31/17	7/31/16
AAA/Aaa	4%	—
AA/Aa	35	44%
A	29	43
BBB/Baa	26	10
BB/Ba	2	2
N/R	4	1	[2]

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% of the Fund’s total investments.

ANNUAL REPORT	JULY 31, 2017	17

Schedule of Investments July 31, 2017	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 128.6%
Corporate — 4.9%
Build NYC Resource Corp., Refunding RB:
Ethical Culture Fieldston School Project, 5.00%, 6/01/30	$385	$450,365
Pratt Paper, Inc. Project, AMT, 4.50%, 1/01/25 (a)	500	530,320
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 3/01/24	500	611,325
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series B, 4.00%, 11/01/24 (a)	500	500,800
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, Series 8, 5.00%, 12/01/20	1,000	1,096,080

		3,188,890
County/City/Special District/School District — 22.0%
City of Glen Cove New York, GO:
Series A, 5.00%, 1/01/25	195	228,821
Series A, 5.00%, 1/01/26	105	123,764
City of Glen Cove New York, GO Refunding:
5.00%, 1/15/25	980	1,150,402
5.00%, 1/15/26	520	613,116
City of New York New York, GO, Refunding, Series E:
5.25%, 8/01/22	2,000	2,374,400
5.00%, 8/01/30	1,250	1,451,525
City of New York New York, GO:
Sub-Series A-1, 5.00%, 8/01/33	700	814,310
Sub-Series I-1, 5.50%, 4/01/21	1,500	1,614,390
Sub-Series I-1, 5.13%, 4/01/25	750	801,645
City of New York New York Industrial Development Agency, RB, PILOT, Queens Baseball Stadium (AMBAC), 5.00%, 1/01/31	1,000	1,002,070
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/22	850	946,347
City of Yonkers New York, GO, Refunding, Series B, 5.00%, 8/01/24	490	581,503
Haverstraw-Stony Point Central School District, GO, Refunding, (AGM), 5.00%, 10/15/33	300	349,602
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 2/15/21 (b)	600	695,778
5.75%, 2/15/47	400	460,000
New York Convention Center Development Corp., Refunding RB, 5.00%, 11/15/32	20	23,623
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.00%, 11/15/31	1,000	1,133,790

		14,365,086

Municipal Bonds	Par (000)	Value
New York (continued)
Education — 35.6%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.00%, 10/01/24	$1,000	$1,057,100
Build NYC Resource Corp., Refunding RB:
Manhattan College Project, 5.00%, 8/01/30	700	829,542
New York Law School Project, 5.00%, 7/01/33	2,000	2,220,100
The Packer Collegiate Institute Project, 5.00%, 6/01/35	250	284,290
City of New York New York Trust for Cultural Resources, Refunding RB, American Museum of Natural History, Series A, 5.00%, 7/01/32	500	586,210
County of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB:
Buffalo State College Foundation Housing, 6.00%, 10/01/31	1,000	1,151,340
Charter School for Applied Technologies Project, Series A, 4.50%, 6/01/27	1,000	1,082,550
County of Monroe New York Industrial Development Corp., Refunding RB, Series A, 5.00%, 7/01/30	1,000	1,164,480
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 5.00%, 3/01/20 (b)	1,000	1,100,220
County of Schenectady New York Capital Resource Corp., Refunding RB, Union College, 5.00%, 7/01/32	500	561,670
State of New York Dormitory Authority, RB:
5.00%, 3/15/30	500	609,125
Convent of the Sacred Heart (AGM), 4.00%, 11/01/18	500	518,410
Convent of the Sacred Heart (AGM), 5.00%, 11/01/21	120	136,969
Fordham University, Series A, 5.25%, 7/01/25	500	567,380
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/32	1,000	1,143,010
Mount Sinai School of Medicine, 5.50%, 7/01/19 (b)	1,000	1,085,610
Mount Sinai School of Medicine, Series A (NPFGC), 5.15%, 7/01/24	250	297,690
Series A, 5.00%, 3/15/32	1,000	1,175,690
Touro College & University System Obligation Group, Series A, 4.13%, 1/01/30	1,000	1,038,700
State of New York Dormitory Authority, Refunding RB:
Fordham University, 5.00%, 7/01/29	375	439,793
Fordham University, 5.00%, 7/01/30	300	349,332
Pace University, Series A, 5.00%, 5/01/27	980	1,081,675
Series B, 5.00%, 7/01/31	1,500	1,761,915
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	1,050	1,226,431
The Culinary Institute of America, 5.00%, 7/01/28	500	548,620
Troy Capital Resource Corp., Refunding RB, 5.00%, 8/01/32	1,000	1,150,700

		23,168,552

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	COP	Certificates of Participation	LRB	Lease Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	EDA	Economic Development Authority	M/F	Multi-Family
AMBAC	American Municipal Bond Assurance Corp.	ERB	Education Revenue Bonds	NPFGC	National Public Finance Guarantee Corp.
AMT	Alternative Minimum Tax (subject to)	GARB	General Airport Revenue Bonds	PILOT	Payment in Lieu of Taxes
ARB	Airport Revenue Bonds	GO	General Obligation Bonds	RB	Revenue Bonds
BAM	Build America Mutual Assurance Co.	HFA	Housing Finance Agency	S/F	Single-Family
BARB	Building Aid Revenue Bonds	IDA	Industrial Development Authority	SONYMA	State of New York Mortgage Agency
CAB	Capital Appreciation Bonds	IDB	Industrial Development Board

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

Municipal Bonds	Par (000)	Value
New York (continued)
Health — 16.4%
Build NYC Resource Corp., Refunding RB, New York Methodist Hospital Project, 5.00%, 7/01/30	$500	$568,055
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.00%, 4/01/21	215	239,209
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A (AGM), 5.25%, 7/01/25	1,000	1,103,910
County of Monroe Industrial Development Corp., RB, Rochester General Hospital Project, 5.00%, 12/01/29	660	774,114
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/24	910	1,022,376
Remarketing, Series A, 5.00%, 11/01/30	580	631,736
Series B, 6.00%, 11/01/20 (b)	205	237,144
Series B, 6.00%, 11/01/30	35	38,845
County of Westchester New York Local Development Corp., Refunding RB:
Kendal On Hudson Project, 4.00%, 1/01/23	250	273,903
Kendal On Hudson Project, 5.00%, 1/01/28	875	973,901
Westchester Medical Center, 5.00%, 11/01/34	500	558,250
State of New York Dormitory Authority, RB, Series A (b):
New York State Association for Retarded Children, Inc., 5.30%, 7/01/19	450	486,819
New York University Hospitals Center, 5.00%, 7/01/20	1,000	1,111,630
State of New York Dormitory Authority, Refunding RB:
Mount Sinai Hospital Series A, 4.25%, 7/01/23	250	270,330
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	1,270	1,469,136
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	500	553,345
Orange Regional Medical Center, 5.00%, 12/01/27 (a)	100	115,238
Orange Regional Medical Center, 5.00%, 12/01/28 (a)	200	227,728

		10,655,669
Housing — 3.2%
City of New York New York Housing Development Corp., RB, M/F Housing:
Series B1, 5.25%, 7/01/30	500	578,010
Series H-2-A, Remarketing, AMT, 5.00%, 11/01/30	780	788,877
Yonkers New York Industrial Development Agency, RB, Sacred Heart Association Project, Series A, AMT (SONYMA), 4.80%, 10/01/26	750	751,995

		2,118,882
State — 10.9%
City of New York New York Transitional Finance Authority, BARB:
Fiscal 2009, Series S-3, 5.00%, 1/15/23	575	608,126
Fiscal 2015, Series S-1, 5.00%, 7/15/37	1,140	1,311,832
State of New York Dormitory Authority, RB:
Haverstraw King’s Daughters Public Library, 5.00%, 7/01/26	1,015	1,154,197
Municipal Health Facilities Lease, Sub-Series 2-4, 5.00%, 1/15/27	600	611,034
State of New York Thruway Authority, Refunding RB, Series A-1, 5.00%, 4/01/22	1,000	1,067,490

Municipal Bonds	Par (000)	Value
New York (continued)
State (continued)
State of New York Urban Development Corp., Refunding RB, Personal Income Tax, Series A, 5.00%, 3/15/35	$1,990	$2,334,907

		7,087,586
Tobacco — 1.3%
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 5/15/34	500	560,135
New York Counties Tobacco Trust, Refunding RB, Tobacco Settlement Pass-Through, 5.00%, 6/01/30	265	297,306

		857,441
Transportation — 27.8%
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 1/01/30	275	331,848
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/27	1,000	1,151,580
Series A-1, 5.25%, 11/15/33	500	590,705
Series B, 5.25%, 11/15/33	1,000	1,183,030
Series B (NPFGC), 5.25%, 11/15/19	860	942,182
Sub-Series B-1, 5.00%, 11/15/21 (b)	460	535,003
Sub-Series B-4, 5.00%, 11/15/21 (b)	300	348,915
Sub-Series D-1, 5.25%, 11/15/44	225	265,824
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT, 5.00%, 8/01/26	1,000	1,074,860
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/21	2,000	2,291,720
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 152nd Series, AMT, 5.00%, 11/01/23	500	515,115
Port Authority of New York & New Jersey, Refunding RB, AMT:
178th Series, 5.00%, 12/01/32	1,000	1,126,210
Consolidated, 152nd Series, 5.00%, 11/01/24	1,000	1,030,160
State of New York Thruway Authority, Refunding RB, General:
Series I, 5.00%, 1/01/37	660	742,691
Series K, 5.00%, 1/01/32	1,035	1,210,681
Triborough Bridge & Tunnel Authority, RB:
Series B, 5.00%, 11/15/31	2,005	2,386,351
Series B-3, 5.00%, 11/15/33	500	589,760
Triborough Bridge & Tunnel Authority, Refunding RB:
Series A, 5.00%, 1/01/27	500	577,985
Sub-Series A, 5.00%, 11/15/24	1,000	1,195,650

		18,090,270
Utilities — 6.5%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series DD, 5.00%, 6/15/32	250	258,813
Long Island Power Authority, Refunding RB, Electric System, Series A:
5.50%, 4/01/19 (b)	500	537,480
5.00%, 9/01/34	1,000	1,148,750
State of New York Environmental Facilities Corp., Refunding RB, NYC Municipal Water Finance Authority Project, 2nd Resolution, Series B, 5.00%, 6/15/31	1,000	1,138,830

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	19

Schedule of Investments (continued)	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

Municipal Bonds	Par (000)	Value
New York (continued)
Utilities (continued)
Utility Debt Securitization Authority, Refunding RB, New York Restructuring, Series E, 5.00%, 12/15/32	$1,000	$1,173,400

		4,257,273
Total Municipal Bonds in New York		83,789,649

Puerto Rico — 2.2%
Housing — 2.2%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	1,360	1,423,702
Total Municipal Bonds — 130.8%		85,213,351

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
New York — 26.7%
County/City/Special District/School District — 10.5%
City of New York New York, GO, Refunding, Series E, 5.00%, 8/01/27	599	646,696
City of New York New York, GO:
Series I, 5.00%, 3/01/32	991	1,144,620
Sub-Series G-1, 5.00%, 4/01/29	750	868,703
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	3,540	4,181,271

		6,841,290
Education — 2.8%
State of New York Dormitory Authority, Refunding RB, Series E, 5.25%, 3/15/33	1,500	1,819,905
State — 4.5%
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	990	1,186,881
State of New York Urban Development Corp., RB, Personal Income Tax, Series A-1, 5.00%, 3/15/32	1,499	1,750,794

		2,937,675

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
New York (continued)
Transportation — 6.2%
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 2/15/29	$1,005	$1,223,849
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/19 (b)	749	822,469
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	750	853,192
Port Authority of New York & New Jersey, RB, 178th Series, AMT, 5.00%, 12/01/32	991	1,116,061

		4,015,571
Utilities — 2.7%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2011, Series HH, 5.00%, 6/15/32	1,560	1,763,955
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 26.7%		17,378,396
Total Long-Term Investments (Cost — $96,581,849) — 157.5%		102,591,747

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.64% (d)(e)	187,589	187,665
Total Short-Term Securities (Cost — $187,646) — 0.3%		187,665
Total Investments (Cost — $96,769,495) — 157.8%		102,779,412
Other Assets Less Liabilities — 1.0%		681,285
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.6)%		(8,880,216)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (45.2)%		(29,454,626)

Net Assets Applicable to Common Shares — 100.0%		$65,125,855

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)	During the year ended July 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at July 31, 2017	Value at July 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	315,667	(128,078)	187,589	$187,665	$6,243	$1,128	$19
[1] Includes net capital gain distributions.

(e)	Current yield as of period end.

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(8)	September 2017	$945	$(85)
10-Year U.S. Treasury Note	(25)	September 2017	3,147	654
Long U.S. Treasury Bond	(9)	September 2017	1,377	(3,669)
Total				$(3,100)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$654	—	$654

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$3,754	—	$3,754

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended July 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$197,232	—	$197,232

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$49,795	—	$49,795

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$40,172
Average notional value of contracts — short	$6,634,514

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$102,591,747	—	$102,591,747
Short-Term Securities	$187,665	—	—	187,665

Total	$187,665	$102,591,747	—	$102,779,412

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	21

Schedule of Investments (concluded)	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$654	—	—	$654
Liabilities:
Interest rate contracts	(3,754)	—	—	(3,754)

Total	$(3,100)	—	—	$(3,100)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(8,859,171)	—	$(8,859,171)
VRDP Shares at Liquidation Value	—	(29,600,000)	—	(29,600,000)

Total	—	$(38,459,171)	—	$(38,459,171)

During the year ended July 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments July 31, 2017	BlackRock MuniYield Arizona Fund, Inc. (MZA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Arizona — 145.2%
Corporate — 18.3%
County of Maricopa Arizona Pollution Control Corp., Refunding RB, Southern California Edison Co., Series A, 5.00%, 6/01/35	$4,350	$4,730,756
County of Pima Arizona IDA, RB, Tucson Electric Power Co. Project, Series A, 5.25%, 10/01/40	1,000	1,071,040
County of Pima Arizona IDA, Refunding RB, Tucson Electric Power Co. Project, Series A, 4.00%, 9/01/29	1,000	1,053,670
Salt Verde Financial Corp., RB, Senior:
5.50%, 12/01/29	2,000	2,454,160
5.00%, 12/01/37	2,500	3,009,550

		12,319,176
County/City/Special District/School District — 29.8%
City of Tucson Arizona, COP, (AGC), 5.00%, 7/01/19 (a)	1,000	1,076,540
County of Maricopa Arizona School District No. 28 Kyrene Elementary, GO, School Improvement Project of 2010, Series B:
5.50%, 7/01/29	480	582,706
5.50%, 7/01/30	400	483,584
County of Maricopa Arizona Unified School District No. 11 Peoria, GO, 5.00%, 7/01/35	1,250	1,431,612
County of Maricopa Arizona Unified School District No. 89 Dysart, GO, School Improvement Project of 2006, Series C, 6.00%, 7/01/28	1,000	1,047,010
County of Mohave Arizona Unified School District No. 20 Kingman, GO, School Improvement Project of 2006, Series C (AGC), 5.00%, 7/01/26	1,000	1,076,540
Gilbert Public Facilities Municipal Property Corp., RB, 5.50%, 7/01/27	2,000	2,167,620
Greater Arizona Development Authority, RB, Santa Cruz County Jail, Series 2, 5.25%, 8/01/18 (a)	1,155	1,204,850
Marana Municipal Property Corp., RB, Series A, 5.00%, 7/01/18 (a)	2,500	2,593,800
Phoenix-Mesa Gateway Airport Authority, RB, Mesa Project, AMT, 5.00%, 7/01/38	3,600	3,902,760
Town of Buckeye Arizona, RB, 5.00%, 7/01/43	4,000	4,483,600

		20,050,622
Education — 35.7%
Arizona Board of Regents, COP, Refunding, University of Arizona, Series C, 5.00%, 6/01/30	2,595	2,906,037
Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.13%, 7/01/37 (b)	500	527,235
Arizona State University, RB, Series C (a):
6.00%, 7/01/18	970	1,013,495
6.00%, 7/01/18	350	365,694
6.00%, 7/01/18	425	444,057
6.00%, 7/01/18	400	417,936
Arizona State University, Refunding RB, 5.00%, 6/01/39	2,050	2,386,753
City of Phoenix Arizona IDA, RB:
Candeo School, Inc. Project, 6.63%, 7/01/33	500	564,100
Great Hearts Academies - Veritas Projects, 6.30%, 7/01/21 (a)	500	595,370
Great Hearts Academies Projects, Series A, 5.00%, 7/01/44	2,000	2,128,440
Legacy Traditional Schools Projects, Series A, 6.75%, 7/01/44 (b)	440	502,669
Legacy Traditional Schools Projects, Series A, 5.00%, 7/01/46 (b)	500	510,165
City of Phoenix Arizona IDA, Refunding RB:
Basis Schools, Inc. Projects, 5.00%, 7/01/45 (b)	1,000	1,032,280

Municipal Bonds	Par (000)	Value
Arizona (continued)
Education (continued)
City of Phoenix Arizona IDA, Refunding RB (continued):
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/46 (b)	$1,500	$1,547,415
Great Hearts Academies Projects, 5.00%, 7/01/46	500	535,380
Legacy Traditional School Projects, 5.00%, 7/01/45 (b)	500	509,470
County of Maricopa Arizona IDA, RB, Reid Traditional Schools Projects, 5.00%, 7/01/47	1,000	1,038,590
County of Maricopa Arizona IDA, Refunding RB, Paradise Schools Projects, 5.00%, 7/01/47 (b)	1,000	1,016,320
McAllister Academic Village LLC, Refunding RB, Arizona State University, 5.00%, 7/01/39	500	565,185
Northern Arizona University, RB, Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/38	3,000	3,339,420
Student & Academic Services LLC, RB, 5.00%, 6/01/39	1,400	1,577,310
Town of Florence, Inc. Arizona, IDA, ERB, Legacy Traditional School Project, Queen Creek and Casa Grande Campuses, 6.00%, 7/01/43	500	536,950

		24,060,271
Health — 19.9%
Arizona Health Facilities Authority, RB, Catholic Healthcare West, Series B-2 (AGM), 5.00%, 3/01/41	500	537,600
Arizona Health Facilities Authority, Refunding RB:
Banner Health, Series D, 5.50%, 1/01/18 (a)	4,000	4,077,160
Phoenix Children’s Hospital, Series A, 5.00%, 2/01/42	1,000	1,065,810
Scottsdale Lincoln Hospitals Project, Series A, 5.00%, 12/01/42	1,750	1,959,230
City of Tempe Arizona IDA, Refunding RB, Friendship Village of Tempe, Series A, 6.25%, 12/01/42	500	531,840
County of Maricopa Arizona IDA, RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	170	182,687
County of Maricopa Arizona IDA, Refunding RB, Banner Health Obligation Group, Series A:
3.25%, 1/01/37	640	629,107
5.00%, 1/01/38	1,320	1,535,147
County of Yavapai Arizona IDA, Refunding RB, Northern Arizona Healthcare System, 5.25%, 10/01/26	1,000	1,128,100
University Medical Center Corp., RB, 6.50%, 7/01/19 (a)	500	551,870
University Medical Center Corp., Refunding RB, 6.00%, 7/01/21 (a)	1,000	1,183,950

		13,382,501
Housing — 0.1%
City of Phoenix & County of Maricopa Arizona IDA, Refunding RB, S/F Housing, AMT (Fannie Mae):
Series A-1, 5.75%, 5/01/40	20	21,224
Series A-2, 5.80%, 7/01/40	30	30,211

		51,435
State — 14.0%
Arizona Department of Transportation State Highway Fund, RB, Series B, 5.00%, 7/01/18 (a)	4,000	4,151,600
Arizona School Facilities Board, COP (a):
5.13%, 9/01/18	1,000	1,045,070
5.75%, 9/01/18	2,000	2,103,580
State of Arizona, RB, Lottery Revenue, Series A (AGM), 5.00%, 7/01/29	1,930	2,105,128

		9,405,378

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	23

Schedule of Investments (continued)	BlackRock MuniYield Arizona Fund, Inc. (MZA)

Municipal Bonds	Par (000)	Value
Arizona (continued)
Transportation — 4.3%
City of Phoenix Arizona Civic Improvement Corp., RB, Senior Lien, Series A, AMT, 5.00%, 7/01/33	$1,000	$1,033,880
City of Phoenix Arizona Civic Improvement Corp., Refunding RB:
Junior Lien, Series A, 5.00%, 7/01/40	1,000	1,096,950
Senior Lien, AMT, 5.00%, 7/01/32	700	785,848

		2,916,678
Utilities — 23.1%
City of Lake Havasu City Arizona Wastewater System Revenue, RB, Series B, 5.00%, 7/01/40	3,500	3,982,020
City of Mesa Arizona Utility System Revenue, RB, Utility System, 3.25%, 7/01/40	1,545	1,533,412
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Senior Lien, 5.50%, 7/01/22	2,000	2,084,340
City of Phoenix Civic Improvement Corp., RB, Series B, 5.50%, 7/01/41	100	134,383
County of Pinal Arizona, RB, Electric District No. 4, 6.00%, 12/01/18 (a)	2,000	2,133,660
County of Pinal Arizona, Refunding RB, Electric District No. 3, 5.25%, 7/01/21 (a)	2,500	2,893,500
County of Pinal Arizona IDA, RB, San Manuel Facility Project, AMT, 6.25%, 6/01/26	500	509,485
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 5.00%, 12/01/41	2,000	2,330,420

		15,601,220
Total Municipal Bonds in Arizona		97,787,281

Puerto Rico — 2.7%
Tobacco — 2.7%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 5/15/43	1,845	1,810,370
Total Municipal Bonds — 147.9%		99,597,651

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
Arizona — 9.8%
Utilities — 9.8%
City of Mesa Arizona, RB, Utility System, 5.00%, 7/01/35	$3,000	$3,385,140
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/19 (a)	3,000	3,229,620
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 9.8%		6,614,760
Total Long-Term Investments (Cost — $99,681,947) — 157.7%		106,212,411

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.64% (d)(e)	969,095	969,482
Total Short-Term Securities (Cost — $969,310) — 1.4%		969,482
Total Investments (Cost — $100,651,257) — 159.1%		107,181,893
Other Assets Less Liabilities — 0.5%		312,000
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.4)%		(3,002,227)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (55.2)%		(37,145,576)

Net Assets Applicable to Common Shares — 100.0%		$67,346,090

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)	During the year ended July 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at July 31, 2017	Value at July 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	776,573	192,522	969,095	$969,482	$3,403	$146	$172
[1] Includes net capital gain distributions.

(e)	Current yield as of period end.

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock MuniYield Arizona Fund, Inc. (MZA)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(5)	September 2017	$591	$(53)
10-Year U.S. Treasury Note	(11)	September 2017	1,385	288
Long U.S. Treasury Bond	(12)	September 2017	1,836	(4,892)
Ultra U.S. Treasury Bond	(2)	September 2017	329	(2,717)
Total				$(7,374)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$288	—	$288

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$7,662	—	$7,662

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended July 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$205,920	—	$205,920

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$8,960	—	$8,960

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$5,711,658

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	25

Schedule of Investments (concluded)	BlackRock MuniYield Arizona Fund, Inc. (MZA)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$106,212,411	—	$106,212,411
Short-Term Securities	$969,482	—	—	969,482

Total	$969,482	$106,212,411	—	$107,181,893

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$288	—	—	$288
Liabilities:
Interest rate contracts	(7,662)	—	—	(7,662)

Total	$(7,374)	—	—	$(7,374)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(3,000,000)	—	$(3,000,000)
VRDP Shares at Liquidation Value	—	(37,300,000)	—	(37,300,000)

Total	—	$(40,300,000)	—	$(40,300,000)

During the year ended July 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments July 31, 2017	BlackRock MuniYield California Fund, Inc. (MYC) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 84.1%
Corporate — 1.3%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series D, 5.88%, 1/01/34	$4,000	$4,323,680
County/City/Special District/School District — 26.4%
California State University, Refunding RB, Systemwide, Series A, 5.00%, 11/01/38	2,000	2,390,040
City of Los Angeles California, COP, Senior, Sonnenblick Del Rio West Los Angeles (AMBAC), 6.20%, 11/01/31	2,000	2,007,220
City of Los Angeles California Municipal Improvement Corp., RB, Real Property, Series E, 6.00%, 9/01/19 (a)	2,660	2,938,741
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	1,520	1,773,688
6.50%, 5/01/42	1,860	2,168,965
County of Los Angeles California Metropolitan Transportation Authority, Refunding RB, Proposition C, Sales Tax Revenue, Series A, 5.00%, 7/01/42	4,000	4,764,920
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	5,000	5,860,400
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/21 (a)	2,440	2,859,924
County of Santa Clara California Financing Authority, Refunding LRB, Series L, 5.25%, 5/15/18 (a)	16,000	16,561,600
Foothill-De Anza Community College District, GO, Refunding, 4.00%, 8/01/40	4,285	4,589,321
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 8/01/40	5,500	6,461,730
Municipal Improvement Corp. of Los Angeles, Refunding RB, Real Property, Series B, 5.00%, 11/01/36	1,455	1,696,137
Oak Grove School District, GO, Election of 2008, Series A, 5.50%, 8/01/33	880	954,897
Oakland Unified School District/Alameda County, GO, Refunding, Series C, 5.00%, 8/01/36	3,000	3,560,670
Ohlone Community College District, GO, Election of 2010, Series A, 5.25%, 8/01/21 (a)	7,135	8,294,152
Orange County Sanitation District, Refunding RB, Series A, 5.00%, 2/01/36	3,000	3,573,660
Pico Rivera Public Financing Authority, RB, 5.75%, 9/01/19 (a)	5,300	5,828,145
Riverside Community Properties Development, Inc., RB, Riverside County Law Building Project, 6.00%, 10/15/38	5,000	5,921,000
San Leandro Unified School District, GO, Election of 2016, Series A (BAM), 5.25%, 8/01/42	2,655	3,193,248
West Contra Costa California Unified School District, GO, Election of 2012, Series A, 5.50%, 8/01/39	2,500	2,978,375

		88,376,833
Education — 4.6%
California Educational Facilities Authority, Refunding RB:
Pitzer College, 6.00%, 4/01/40	2,500	2,807,100
San Francisco University, 6.13%, 10/01/36	1,745	2,061,421
California Municipal Finance Authority, RB, Emerson College, 6.00%, 1/01/42	2,750	3,148,805

Municipal Bonds	Par (000)	Value
California (continued)
Education (continued)
California School Finance Authority, RB:
Alliance College-Ready Public Schools —2023 Union LLC Project, Series A, 6.00%, 7/01/33	$1,500	$1,694,520
Alliance College-Ready Public Schools —2023 Union LLC Project, Series A, 6.30%, 7/01/43	3,000	3,419,520
Value Schools, 6.65%, 7/01/33	595	668,756
Value Schools, 6.90%, 7/01/43	1,330	1,505,773

		15,305,895
Health — 14.2%
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	9,700	10,847,801
Sutter Health, Series A, 5.00%, 11/15/41	1,000	1,147,350
Sutter Health, Series B, 6.00%, 8/15/42	7,530	8,566,655
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/19 (a)	10,000	10,956,800
Sutter Health, Series B, 5.00%, 11/15/46	4,200	4,846,926
California Statewide Communities Development Authority, RB, Sutter Health, Series A, 6.00%, 8/15/42	8,110	9,205,661
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/38	1,625	1,986,481

		47,557,674
Housing — 1.1%
County of Santa Clara California Housing Authority, RB, John Burns Gardens Apartments Project, Series A, AMT, 6.00%, 8/01/41	3,500	3,503,185
State — 6.5%
State of California, GO, Various Purposes, 6.00%, 4/01/38	2,000	2,161,200
State of California Public Works Board, LRB:
Department of Developmental Services, Poterville, Series C, 6.25%, 4/01/19 (a)	1,610	1,752,421
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	10,000	10,888,400
Various Capital Projects, Series I, 5.50%, 11/01/33	1,510	1,807,228
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/19 (a)	4,400	4,933,192

		21,542,441
Tobacco — 6.2%
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed:
Convertible CAB, Series A-2, 5.30%, 6/01/37 (b)	695	697,557
Senior Series A-1, 5.75%, 6/01/47	16,410	16,410,000
Series A, 5.00%, 6/01/40	3,210	3,688,900

		20,796,457
Transportation — 15.4%
City & County of San Francisco California Airports Commission, ARB, Series E, 6.00%, 5/01/39	5,215	5,666,515
City & County of San Francisco California Airports Commission, Refunding ARB:
2nd Series A, AMT, 5.25%, 5/01/33	1,440	1,658,304
San Francisco International Airport, 5.00%, 5/01/46	7,035	8,098,762

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	27

Schedule of Investments (continued)	BlackRock MuniYield California Fund, Inc. (MYC)

Municipal Bonds	Par (000)	Value
California (continued)
Transportation (continued)
City & County of San Francisco California Port Commission, RB, Series A, 5.13%, 3/01/40	$5,075	$5,500,589
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, AMT:
5.00%, 5/15/35	1,475	1,710,012
Series A, 5.00%, 5/15/42	3,520	4,028,006
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	3,605	3,867,805
City of San Jose California, ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT (AGM):
5.50%, 3/01/30	1,000	1,126,170
5.75%, 3/01/34	1,000	1,141,530
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 3/01/36	1,000	1,157,360
Series A, 5.00%, 3/01/37	1,000	1,155,560
Series A, 5.00%, 3/01/47	1,000	1,144,860
Series A-1, 6.25%, 3/01/34	1,400	1,633,030
County of Sacramento California, Refunding ARB, Senior Series A, 5.00%, 7/01/41	8,280	9,538,974
County of Sacramento California, ARB:
PFC/Grant, Sub-Series D, 6.00%, 7/01/35	3,000	3,131,550
Senior Series B, 5.75%, 7/01/39	900	937,674

		51,496,701
Utilities — 8.4%
City of Los Angeles California Department of Water & Power, Refunding RB, Water System, Series A, 5.25%, 7/01/39	4,000	4,547,880
City of Petaluma California Wastewater, Refunding RB, 6.00%, 5/01/21 (a)	2,645	3,120,889
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 8/01/41	2,420	2,804,538
Eastern Municipal Water District, Refunding RB, Series A, 5.00%, 7/01/42	5,000	5,862,550
Los Angeles Department of Water, Refunding RB, Series A, 5.00%, 7/01/41	2,000	2,371,060
Los Angeles Department of Water & Power System Revenue, RB, Series B, 5.00%, 7/01/38	4,000	4,691,720
Oceanside Public Financing Authority, Refunding RB, Series A:
5.25%, 5/01/30	1,245	1,476,358
5.25%, 5/01/33	2,810	3,300,289

		28,175,284
Total Municipal Bonds in California		281,078,150

Puerto Rico — 0.8%
Tobacco — 0.8%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 5/15/39	1,970	1,953,846
5.63%, 5/15/43	795	780,078
Total Municipal Bonds in Puerto Rico		2,733,924
Total Municipal Bonds — 84.9%		283,812,074

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
California — 81.9%
County/City/Special District/School District — 40.0%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 11/15/41	$11,000	$12,620,850
City of Los Angeles California, Refunding RB, Series A, 5.00%, 6/01/19 (a)	9,870	10,597,123
County of Los Angeles California Public Works Financing Authority, Refunding RB, Series A:
5.00%, 12/01/39	17,850	20,564,093
5.00%, 12/01/44	14,095	16,147,320
Los Angeles Community College District California, GO, Election of 2008 (a):
Election of 2001, Series E-1, 5.00%, 8/01/18	14,850	15,459,890
Series C, 5.25%, 8/01/20 (d)	9,682	10,902,695
Los Angeles Community College District California, GO, Refunding, Series A, 6.00%, 8/01/19 (a)	3,828	4,214,861
Palomar California Community College District, GO, Election of 2006, Series C, 5.00%, 8/01/44	15,140	17,453,846
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/19 (a)	7,732	8,395,183
San Marcos Unified School District, GO, Election of 2010, Series A, 5.00%, 8/01/38	15,520	17,458,914

		133,814,775
Education — 18.9%
California State University, Refunding RB, Systemwide, Series A, 4.00%, 11/01/35	12,250	13,244,945
University of California, RB, Series AM, 5.25%, 5/15/44	11,950	14,137,208
University of California, Refunding RB:
5.00%, 5/15/38	4,000	4,718,800
Series A, 5.00%, 11/01/43	5,001	5,837,923
Series I, 5.00%, 5/15/40	21,875	25,303,804

		63,242,680
Health — 12.5%
California Statewide Communities Development Authority, Refunding RB, Cottage Health System Obligation, 5.00%, 11/01/43	26,870	30,123,957
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series L, 5.00%, 5/15/47	10,280	11,813,879

		41,937,836
State — 3.6%
State of California, GO, Refunding, Various Purposes, 5.00%, 9/01/35	10,115	11,977,666
Transportation — 5.4%
City of Los Angeles California Department of Airports, ARB, Series A, AMT, 5.00%, 5/15/45	10,045	11,326,621
County of San Diego Regional Transportation Commission, Refunding RB, Series A, 5.00%, 4/01/48	5,750	6,722,095

		18,048,716
Utilities — 1.5%
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/18 (a)	4,748	4,926,961
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 81.9%		273,948,634
Total Long-Term Investments (Cost — $528,746,130) — 166.8%		557,760,708

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock MuniYield California Fund, Inc. (MYC)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.64% (e)(f)	1,010,794	$1,011,198
Total Short-Term Securities (Cost — $1,011,161) — 0.3%		1,011,198
Total Investments (Cost — $529,757,291) — 167.1%		558,771,906
Other Assets Less Liabilities — 1.2%		4,189,546
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (36.7)%		(122,815,458)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (31.6)%		(105,689,887)

Net Assets Applicable to Common Shares — 100.0%		$334,456,107

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on August 1, 2018, is $5,101,199. See Note 4 of the Notes to Financial Statements for details.

(e)	During the year ended July 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at July 31, 2017	Value at July 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	418,955	591,839	1,010,794	$1,011,198	$6,073	$2,490	$37
[1] Includes net capital gain distributions.

(f)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(7)	September 2017	$827	$(75)
10-Year U.S. Treasury Note	(101)	September 2017	$12,715	(2,302)
Long U.S. Treasury Bond	(66)	September 2017	$10,096	(26,905)
Ultra U.S. Treasury Bond	(19)	September 2017	$3,126	(25,806)
Total				$(55,088)

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	29

Schedule of Investments (concluded)	BlackRock MuniYield California Fund, Inc. (MYC)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$55,088	—	$55,088

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended July 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$173,711	—	$173,711

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$22,649	—	$22,649

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$483,656	[1]
Average notional value of contracts — short	$25,396,030
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$557,760,708	—	$557,760,708
Short-Term Securities	$1,011,198	—	—	1,011,198

Total	$1,011,198	$557,760,708	—	$558,771,906

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(55,088)	—	—	$(55,088)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(122,500,632)	—	$(122,500,632)
VRDP Shares at Liquidation Value	—	(105,900,000)	—	(105,900,000)

Total	—	$(228,400,632)	—	$(228,400,632)

During the year ended July 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments July 31, 2017	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.3%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$545	$607,005
Arizona — 1.4%
Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.38%, 7/01/50 (a)	1,645	1,733,633
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 7/01/46 (a)	1,070	1,091,753

		2,825,386
California — 12.7%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,645	1,871,467
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/19 (b)	710	777,933
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 2/01/42	145	163,450
California Statewide Communities Development Authority, RB, Series A (a):
Lancer Educational student Housing Project, 5.00%, 6/01/46	1,680	1,720,874
Loma Linda University Medical Center, 5.00%, 12/01/46	405	436,428
California Statewide Communities Development Authority, Refunding RB, Lancer Educational student Housing Project, Series A, 5.00%, 6/01/36 (a)	1,360	1,407,029
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT:
5.50%, 5/01/28	1,065	1,265,635
5.25%, 5/01/33	830	955,828
City of Los Angeles California Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	2,000	2,077,440
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT, 5.50%, 3/01/30	1,500	1,689,255
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	1,620	1,949,395
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/19 (b)	1,310	1,397,691
State of California, GO, Various Purposes, 6.00%, 3/01/33	2,535	2,851,317
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/31	1,000	1,203,330
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	835	986,027
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	625	762,206
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	3,730	4,387,189

		25,902,494
Colorado — 1.4%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47	345	350,144
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	1,000	1,157,630
5.50%, 11/15/30	330	378,705

Municipal Bonds	Par (000)	Value
Colorado (continued)
City & County of Denver Colorado Airport System, ARB, Series A, AMT (continued):
5.50%, 11/15/31	$400	$458,384
Colorado Health Facilities Authority, Refunding RB, Frasier Meadows Retirement Community Project, Series A, 5.25%, 5/15/37	290	308,464
Colorado High Performance Transportation Enterprise, RB, C-470 Express Lanes, 5.00%, 12/31/47	140	154,668

		2,807,995
Delaware — 0.3%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	500	538,400
District of Columbia — 0.4%
District of Columbia, Refunding RB, Georgetown University:
5.00%, 4/01/35	280	331,061
Issue, 5.00%, 4/01/42	325	380,071

		711,132
Florida — 7.5%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	675	784,640
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/45	985	1,097,260
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,995	2,303,846
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	2,000	2,236,220
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	200	200,284
County of Manatee Florida HFA, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 9/01/40	185	187,433
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 5.38%, 10/01/33	1,170	1,337,006
Series B, AMT, 6.25%, 10/01/38	525	629,538
Series B, AMT, 6.00%, 10/01/42	700	818,678
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	2,440	2,726,334
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project, 5.00%, 8/01/41	1,000	1,088,910
Lakewood Ranch Stewardship District, Special Assessment Bonds, Lakewood National & Polo Run Projects:
5.25%, 5/01/37	240	246,619
5.38%, 5/01/47	260	267,634
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 6/01/32	1,200	1,408,632

		15,333,034
Hawaii — 1.2%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 8/01/25	485	557,673
5.25%, 8/01/26	525	598,521
State of Hawaii, Department of Transportation, RB, Series A, AMT, 5.00%, 7/01/45	1,135	1,274,321

		2,430,515

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	31

Schedule of Investments (continued)	BlackRock MuniYield Investment Fund (MYF)

Municipal Bonds	Par (000)	Value
Illinois — 15.6%
City of Chicago Illinois, RB, Transit Authority, Sales Tax Receipts, 5.25%, 12/01/36	$1,000	$1,080,190
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, 5.00%, 1/01/41	1,000	1,095,740
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 1/01/21 (b)	6,065	7,155,730
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,000	1,077,250
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,000	1,072,720
5.25%, 12/01/43	1,500	1,573,095
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	4,000	4,544,480
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.38%, 11/01/39	1,200	1,303,860
Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	4,160	4,550,374
Presence Health Network, Series C, 4.00%, 2/15/41	910	846,846
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,370	1,561,060
6.00%, 6/01/28	390	444,347
State of Illinois, GO:
5.25%, 2/01/32	2,200	2,337,918
5.50%, 7/01/33	1,000	1,069,060
5.50%, 7/01/38	415	440,755
State of Illinois Toll Highway Authority, RB, Series B, 5.50%, 1/01/18 (b)	1,750	1,783,827

		31,937,252
Indiana — 4.4%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 6.75%, 1/01/34	1,350	1,604,853
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1 (a):
6.63%, 1/15/34	170	175,829
6.75%, 1/15/43	355	367,130
6.88%, 1/15/52	515	532,536
Indiana Finance Authority, Refunding RB, Marquette Project, 4.75%, 3/01/32	700	708,596
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19 (b)	4,525	4,845,777
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 1/15/51 (a)	720	727,755

		8,962,476
Iowa — 1.1%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.50%, 12/01/22	1,260	1,287,619
5.25%, 12/01/25	865	922,678

		2,210,297
Kansas — 2.1%
City of Lenexa Kansas, Refunding RB, Lakeview Village, Inc., Series A, 5.00%, 5/15/43	655	671,264
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C, 5.50%, 11/15/29	3,275	3,568,505

		4,239,769

Municipal Bonds	Par (000)	Value
Louisiana — 2.3%
Lake Charles Louisiana Harbor & Terminal District, RB, Series B, AMT (AGM), 5.50%, 1/01/29	$1,500	$1,748,775
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,420	1,612,595
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	1,195	1,240,517

		4,601,887
Maine — 1.4%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 7/01/32	2,500	2,843,325
Maryland — 0.7%
City of Baltimore Maryland, Refunding RB:
Convention Center Hotel, 5.00%, 9/01/35	280	316,433
East Baltimore Research Park, Series A, 4.50%, 9/01/33	185	190,132
City of Baltimore Maryland, Tax Allocation Bonds, Center/West Development, Series A, 5.38%, 6/01/36	585	604,264
Maryland Health & Higher Educational Facilities Authority, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	275	316,968

		1,427,797
Massachusetts — 2.0%
Massachusetts HFA, Refunding RB, AMT:
Series B, 5.50%, 6/01/41	975	999,200
Series C, 5.35%, 12/01/42	1,345	1,431,631
Series F, 5.70%, 6/01/40	1,660	1,703,592

		4,134,423
Michigan — 2.7%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	1,805	2,059,036
Michigan State Building Authority, Refunding RB, Facilities Program Series:
6.00%, 10/15/18 (b)	760	805,760
6.00%, 10/15/18 (b)	450	477,094
6.00%, 10/15/38	40	42,293
Royal Oak Michigan Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (b)	1,970	2,125,039

		5,509,222
Montana — 0.1%
City of Kalispell Montana, Refunding RB, Immanuel Lutheran Corporation Project, Series A, 5.25%, 5/15/37	170	178,619
Nevada — 3.3%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19 (b)	2,850	3,086,892
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 7/01/42	3,375	3,747,364

		6,834,256
New Jersey — 5.4%
New Jersey EDA, RB, Private Activity Bond, Goethals Bridge Replacement Project, AMT (AGM), 5.00%, 1/01/31	900	991,629
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, AMT, Series A, 5.70%, 10/01/39	2,250	2,429,933

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock MuniYield Investment Fund (MYF)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.88%, 12/15/38	$2,670	$2,791,832
Series AA, 5.50%, 6/15/39	2,475	2,647,408
New Jersey Turnpike Authority, Refunding RB, Series B, 4.00%, 1/01/37 (c)	545	578,370
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 5.00%, 6/01/41	1,690	1,613,139

		11,052,311
New York — 2.0%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	1,100	1,131,218
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 2/15/39	600	703,788
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,650	1,787,989
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 1/01/50	475	520,980

		4,143,975
Ohio — 2.4%
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	3,115	3,367,346
County of Franklin Ohio, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	260	294,281
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	1,000	1,179,360

		4,840,987
Oklahoma — 0.2%
County of Tulsa Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/37	450	497,489
Pennsylvania — 3.3%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 5/01/42 (a)	585	609,090
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	1,075	1,157,926
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	1,000	1,073,030
Pennsylvania Turnpike Commission, RB, Sub Series A, 5.63%, 12/01/31	2,015	2,249,848
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	1,500	1,720,800

		6,810,694
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 5/15/39	1,200	1,190,160
5.63%, 5/15/43	1,145	1,123,508

		2,313,668
Rhode Island — 2.2%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/35	525	572,140
Series B, 4.50%, 6/01/45	3,950	3,975,714

		4,547,854

Municipal Bonds	Par (000)	Value
South Carolina — 4.6%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	$2,505	$2,947,834
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
6.00%, 7/01/38	1,955	2,261,564
5.50%, 7/01/41	1,000	1,126,500
State of South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/50	1,280	1,439,334
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	1,500	1,677,375

		9,452,607
Texas — 7.4%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien (b):
5.75%, 1/01/21	1,000	1,152,580
6.00%, 1/01/21	2,600	3,018,418
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/20 (b)	3,515	4,032,619
Dallas-Fort Worth Texas International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	1,365	1,492,655
Series H, 5.00%, 11/01/37	1,535	1,722,669
North Texas Tollway Authority, Refunding RB, 1st Tier, Series K-1 (AGC), 5.75%, 1/01/19 (b)	1,000	1,067,080
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	710	809,797
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,700	1,902,283

		15,198,101
Utah — 0.3%
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 7/01/47	595	681,025
Virginia — 3.3%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	560	627,144
County of Fairfax Virginia IDA, Refunding RB, Health Care-Inova Health:
5.50%, 5/15/19 (b)	610	659,081
5.50%, 5/15/35	1,135	1,216,697
State of Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (b)	800	859,320
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 6/01/47	1,395	1,325,320
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	1,715	1,943,489

		6,631,051
Washington — 0.5%
Port of Seattle Washington, ARB, Intermediate Lien, Series C, AMT, 5.00%, 5/01/42 (c)	960	1,101,245
Wisconsin — 1.1%
Public Finance Authority, Refunding RB, Mery’s Wood at Marylhurst Projects, 5.25%, 5/15/52 (a)	1,015	1,079,625

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	33

Schedule of Investments (continued)	BlackRock MuniYield Investment Fund (MYF)

Municipal Bonds	Par (000)	Value
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46	$1,155	$1,191,025

		2,270,650
Total Municipal Bonds — 94.7%		193,576,941

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Alabama — 0.6%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	1,080	1,140,026
California — 21.5%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (b)	2,681	2,889,784
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18 (b)(e)	4,200	4,414,032
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/20 (b)	6,000	6,708,840
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/20 (b)(e)	5,251	5,913,135
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19 (b)	7,696	8,473,742
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	790	849,369
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No.2, Series A, 5.00%, 10/01/47	1,980	2,304,941
San Diego Public Facilities Financing Authority Water, RB, Series B, 5.50%, 8/01/19 (b)	8,412	9,173,023
University of California, RB, Series O, 5.75%, 5/15/19 (b)	3,001	3,259,177

		43,986,043
Colorado — 1.1%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (e)	2,149	2,233,581
District of Columbia — 3.3%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (e)	2,804	3,080,906
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.50%, 10/01/18 (b)	3,507	3,694,472

		6,775,378
Florida — 2.0%
County of Hillsborough Florida Aviation Authority, ARB, Tampa International Airport, Series A, AMT (AGC), 5.50%, 10/01/38	3,869	4,040,980
Illinois — 2.7%
State of Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/18 (b)	5,300	5,558,746
Nevada — 8.9%
County of Clark Nevada Water Reclamation District, GO (b):
Limited Tax, 6.00%, 7/01/18	5,000	5,233,650
Series B, 5.50%, 7/01/19	5,668	6,155,717
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 6/01/28	6,070	6,872,575

		18,261,942

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New Hampshire — 1.1%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/19 (b)(e)	$2,159	$2,328,001
New Jersey — 3.6%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	2,170	2,244,357
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	4,000	4,052,520
Series B, 5.25%, 6/15/36 (e)	1,000	1,038,799

		7,335,676
New York — 16.5%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series BB, 5.25%, 6/15/44	4,408	5,011,789
Series FF, 5.00%, 6/15/45	3,859	4,338,194
Series FF-2, 5.50%, 6/15/40	2,505	2,702,645
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,499	2,648,649
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (e)	1,290	1,490,836
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	3,000	3,492,683
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	4,365	4,948,013
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (e)	2,560	2,955,032
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 3/15/19 (b)	5,700	6,093,015

		33,680,856
Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,514	1,794,429
South Carolina — 1.7%
South Carolina Public Service Authority, Refunding RB, Series A (b)(e):
5.50%, 1/01/19	258	274,721
5.50%, 1/01/19	2,986	3,176,544

		3,451,265
Texas — 6.9%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/19 (b)(e)	3,989	4,246,009
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	5,400	5,854,410
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	3,480	4,042,786

		14,143,205
Utah — 1.0%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,995	2,119,991
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 71.8%		146,850,119
Total Long-Term Investments (Cost — $314,978,343) — 166.5%		340,427,060

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock MuniYield Investment Fund (MYF)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.64% (f)(g)	1,140,114	$1,140,570
Total Short-Term Securities (Cost — $1,140,501) — 0.6%		1,140,570
Total Investments (Cost — $316,118,844) — 167.1%		341,567,630
Other Assets Less Liabilities — 0.7%		1,386,202
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (38.8)%		(79,299,752)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (29.0)%		(59,226,784)

Net Assets Applicable to Common Shares — 100.0%		$204,427,296

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	When-issued security.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expires between May 7, 2018 to November 15, 2019, is $18,113,292. See Note 4 of the Notes to Financial Statements for details.

(f)	During the year ended July 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at July 31, 2017	Value at July 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1	1,140,113	1,140,114	$1,140,570	$2,892	$178	$69
[1] Includes net capital gain distributions.

(g)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(27)	September 2017	$3,190	$(287)
10-Year U.S. Treasury Note	(34)	September 2017	4,280	890
Long U.S. Treasury Bond	(21)	September 2017	3,212	(8,561)
Ultra U.S. Treasury Bond	(5)	September 2017	823	(6,791)
Total				$(14,749)

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	35

Schedule of Investments (concluded)	BlackRock MuniYield Investment Fund (MYF)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$890	—	$890

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$15,639	—	$15,639

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended July 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$530,806	—	$530,806

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$27,506	—	$27,506

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$12,840,756

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$340,427,060	—	$340,427,060
Short-Term Securities	$1,140,570	—	—	1,140,570

Total	$1,140,570	$340,427,060	—	$341,567,630

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$890	—	—	$890
Liabilities:
Interest rate contracts	(15,639)	—	—	(15,639)

Total	$(14,749)	—	—	$(14,749)

[1] See above Schedule of Investments for values in each state and political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(79,110,485)	—	$(79,110,485)
VRDP Shares at Liquidation Value	—	(59,400,000)	—	(59,400,000)

Total	—	$(138,510,485)	—	$(138,510,485)

During the year July 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments July 31, 2017	BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 129.7%
Corporate — 11.0%
County of Salem New Jersey Pollution Control Financing Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 6/01/29	$4,550	$4,850,664
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, Series B, 5.63%, 11/15/30	485	547,473
Continental Airlines, Inc. Project, Series A, AMT, 5.63%, 11/15/30	1,730	1,952,841
Provident Group-Kean Properties, Series A, 5.00%, 7/01/47	440	472,441
New Jersey EDA, Refunding RB:
Duke Farms Foundation Project, 4.00%, 7/01/46	1,330	1,414,774
New Jersey American Water Co., Inc. Project, AMT, Series A, 5.70%, 10/01/39	7,900	8,531,763
New Jersey American Water Co., Inc. Project, AMT, Series B, 5.60%, 11/01/34	2,430	2,644,691
United Water of New Jersey, Inc., Series B (AMBAC), 4.50%, 11/01/25	4,500	4,601,385

		25,016,032
County/City/Special District/School District — 18.0%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	2,280	2,340,625
5.25%, 11/01/44	5,600	5,711,104
City of Bayonne New Jersey, GO, Refunding, Qualified General Improvement, (BAM):
5.00%, 7/01/33	925	1,047,118
5.00%, 7/01/35	1,435	1,614,992
City of Margate New Jersey, GO, Refunding, Improvement (a):
5.00%, 1/15/21	1,200	1,360,236
5.00%, 1/15/21	845	957,833
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM), 5.00%, 7/01/33 (b)	755	756,389
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (c)	3,765	3,787,025
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	2,700	3,511,674
5.50%, 10/01/29	5,085	6,650,112
County of Hudson New Jersey Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	4,800	5,045,136
County of Mercer New Jersey Improvement Authority, RB, Courthouse Annex Project, 5.00%, 9/01/40	1,470	1,675,080
County of Middlesex New Jersey, COP, Refunding, Civic Square IV Redevelopment, 5.00%, 10/15/31	1,400	1,705,900
County of Union New Jersey Improvement Authority, LRB, Guaranteed Lease, Family Court Building Project, 5.00%, 5/01/42	1,400	1,579,690
County of Union New Jersey Utilities Authority, Refunding RB, Resources Recovery Facility, Covanta Union, Inc., AMT, Series A, 5.25%, 12/01/31	670	748,042
Monroe Township Board of Education Middlesex County, GO, Refunding, 5.00%, 3/01/38	1,625	1,853,394
New Brunswick New Jersey Parking Authority, Refunding RB, City Guaranteed, Series A (BAM), 5.00%, 9/01/39	735	851,740

		41,196,090

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education — 24.0%
County of Atlantic New Jersey Improvement Authority, RB, Stockton University Atlantic City, Series A (AGM), 4.00%, 7/01/46	$600	$620,466
New Jersey EDA, RB:
Leap Academy Charter School, Series A, 6.20%, 10/01/44	235	237,818
Leap Academy Charter School, Series A, 6.30%, 10/01/49	375	380,486
MSU Student Housing Project Provide, 5.75%, 6/01/31	1,000	1,081,480
MSU Student Housing Project Provide, 5.88%, 6/01/42	1,500	1,618,560
School Facilities Construction (AGC), 5.50%, 12/15/18 (a)	1,295	1,376,417
School Facilities Construction (AGC), 5.50%, 12/15/34	25	26,266
Team Academy Charter School Project, 6.00%, 10/01/33	2,835	3,181,465
New Jersey EDA, Refunding RB, Greater Brunswick Charter School, Inc. Project, Series A (c):
5.88%, 8/01/44	780	777,379
6.00%, 8/01/49	555	556,571
New Jersey Educational Facilities Authority, RB, Higher Educational Capital Improvement Fund, Series A, 5.00%, 9/01/32	2,500	2,585,725
New Jersey Educational Facilities Authority, Refunding RB:
City of New Jersey University Issue, Series D, 4.00%, 7/01/34	535	553,869
College of New Jersey, Series D (AGM), 5.00%, 7/01/18 (a)	3,350	3,476,027
Georgian Court University, Series D, 5.25%, 7/01/37	1,000	1,001,040
Kean University, Series A, 5.50%, 9/01/36	4,500	4,848,165
Montclair State University, Series A, 5.00%, 7/01/44	6,790	7,609,892
Montclair State University, Series B, 5.00%, 7/01/33	1,000	1,166,500
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	1,250	1,358,863
Princeton University, Series B, 5.00%, 7/01/29	2,210	2,768,688
Ramapo College, Series B, 5.00%, 7/01/42	340	373,062
Rider University, Series A, 5.00%, 7/01/32	1,000	1,067,640
Rowan University, Series B (AGC), 5.00%, 7/01/18 (a)	1,800	1,867,536
Seton Hall University, Series D, 5.00%, 7/01/38	395	441,156
Stevens Institute of Technology, Series A, 5.00%, 7/01/42	540	617,090
Stevens Institute of Technology, Series A, 4.00%, 7/01/47	555	565,856
University of Medicine & Dentistry, Series B, 7.13%, 6/01/19 (a)	1,300	1,445,067
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/29	2,525	2,763,764
Series 1A, 5.00%, 12/01/25	595	634,074
Series 1A, 5.00%, 12/01/26	370	393,754
Series 1A, 5.25%, 12/01/32	900	956,988
New Jersey Institute of Technology, RB, Series A:
5.00%, 7/01/22 (a)	930	1,094,108
5.00%, 7/01/40	1,500	1,702,050
5.00%, 7/01/42	2,110	2,345,349
5.00%, 7/01/45	2,935	3,312,764

		54,805,935

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	37

Schedule of Investments (continued)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Health — 10.4%
County of Camden New Jersey Improvement Authority, Refunding RB, 5.00%, 2/15/34	$590	$647,460
New Jersey EDA, Refunding RB, Lions Gate Project:
5.00%, 1/01/34	500	514,340
5.25%, 1/01/44	315	325,899
New Jersey Health Care Facilities Financing Authority, RB:
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/18 (a)	925	959,799
Meridian Health System Obligated Group, Series V (AGC), 5.00%, 7/01/18 (a)	400	415,048
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	1,420	1,616,883
Virtua Health, Series A (AGC), 5.50%, 7/01/38	2,500	2,694,125
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/21 (a)	2,435	2,891,149
Princeton Healthcare System, 5.00%, 7/01/34	860	979,239
Princeton Healthcare System, 5.00%, 7/01/39	1,445	1,631,000
Robert Wood Johnson University Hospital, 5.00%, 1/01/20 (a)	1,000	1,095,770
RWJ Barnabas Health Obligated Group, Series A, 4.00%, 7/01/43	935	965,453
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 7/01/43	2,160	2,446,934
St. Barnabas Health Care System, Series A, 5.63%, 7/01/21 (a)	1,090	1,276,270
St. Barnabas Health Care System, Series A, 5.63%, 7/01/21 (a)	3,030	3,547,797
St. Joseph’s Healthcare System Obligated Group, 5.00%, 7/01/41	705	767,900
St. Joseph’s Healthcare System Obligated Group, 4.00%, 7/01/48	930	902,249

		23,677,315
Housing — 3.1%
New Jersey Housing & Mortgage Finance Agency, RB:
M/F Housing, Series A, 4.75%, 11/01/29	2,305	2,393,650
S/F Housing, Series AA, 6.50%, 10/01/38	25	25,731
S/F Housing, Series CC, 5.00%, 10/01/34	1,400	1,436,848
S/F Housing, Series U, AMT, 4.95%, 10/01/32	205	205,228
S/F Housing, Series U, AMT, 5.00%, 10/01/37	185	186,427
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series D, AMT, 4.25%, 11/01/37	745	763,580
Newark Housing Authority, RB, South Ward Police Facility (AGC), 6.75%, 12/01/19 (a)	1,750	1,982,540

		6,994,004
State — 13.4%
Garden State Preservation Trust, RB, CAB, Series B (AGM) (d):
0.00%, 11/01/23	1,460	1,250,899
0.00%, 11/01/28	4,540	3,159,477
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	2,000	2,328,800
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	9,090	9,255,983
School Facilities Construction, Series CC-2, 5.00%, 12/15/31	1,125	1,149,367

Municipal Bonds	Par (000)	Value
New Jersey (continued)
State (continued)
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/26	$440	$474,536
Cigarette Tax, 5.00%, 6/15/28	720	771,084
Cigarette Tax, 5.00%, 6/15/29	1,760	1,877,110
School Facilities Construction, 5.25%, 6/15/19 (a)	265	286,510
School Facilities Construction, Series AA, 5.25%, 6/15/19 (a)	70	75,682
School Facilities Construction, Series AA, 5.50%, 6/15/19 (a)	2,005	2,177,029
School Facilities Construction, Series AA, 5.50%, 12/15/29	995	1,036,631
School Facilities Construction, Series AA, 5.25%, 12/15/33	665	686,493
School Facilities Construction, Series GG, 5.25%, 9/01/27	3,000	3,148,440
New Jersey Health Care Facilities Financing Authority, RB, Hospitall Asset Transformation Program, Series A, 5.25%, 10/01/38	1,785	1,823,395
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/19 (a)	1,100	1,186,284

		30,687,720
Tobacco — 1.7%
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 5.00%, 6/01/41	4,050	3,865,806
Transportation — 46.4%
Delaware River Port Authority of Pennsylvania & New Jersey, RB:
5.00%, 1/01/40	2,620	2,953,054
Series D, 5.00%, 1/01/40	1,535	1,659,350
New Jersey EDA, RB, Goethals Bridge Replacement Project, AMT, Private Activity Bond:
5.38%, 1/01/43	9,420	10,519,220
(AGM), 5.00%, 1/01/31	1,000	1,101,810
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/35	625	729,100
Series A, 5.00%, 1/01/38	10,750	12,118,690
Series A, 5.00%, 1/01/43	610	684,945
Series E, 5.25%, 1/01/19 (a)	2,525	2,678,873
New Jersey State Turnpike Authority, Refunding RB:
Series A, 5.00%, 1/01/35	1,000	1,119,900
Series B, 5.00%, 1/01/40 (e)	4,485	5,255,613
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35 (d)	4,140	1,788,811
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/29	240	245,076
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/30	1,250	1,341,313
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/31	250	254,850
Federal Highway Reimbursement Revenue Notes, Series A-2, 5.00%, 6/15/30	6,570	6,703,174
Transportation Program, Series AA, 5.00%, 6/15/38	5,935	6,197,564
Transportation Program, Series AA, 5.25%, 6/15/41	2,960	3,139,879
Transportation System, 6.00%, 12/15/38	1,950	2,042,255
Transportation System, Series A, 6.00%, 6/15/35	6,030	6,566,610
Transportation System, Series A, 5.88%, 12/15/38	3,650	3,816,549

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Transportation (continued)
New Jersey Transportation Trust Fund Authority, RB: (continued)
Transportation System, Series A, 5.50%, 6/15/41	$5,500	$5,709,000
Transportation System, Series A (AGC), 5.63%, 12/15/28	1,250	1,329,350
Transportation System, Series A (AGC), 5.50%, 12/15/38	1,000	1,046,460
Transportation System, Series AA, 5.50%, 6/15/39	5,520	5,904,523
Port Authority of New York & New Jersey, ARB:
Consolidated, 169th Series, 5.00%, 10/15/41	250	279,448
Consolidated, 93rd Series, 6.13%, 6/01/94	5,000	6,086,300
JFK International Air Terminal, Series 8, 6.00%, 12/01/42	2,700	3,026,997
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
152nd Series, AMT, 5.75%, 11/01/30	2,300	2,381,512
152nd Series, AMT, 5.25%, 11/01/35	240	246,768
166th Series, 5.25%, 7/15/36	4,000	4,508,520
172nd Series, AMT, 5.00%, 10/01/34	1,500	1,651,650
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 206th Series, AMT (e):
5.00%, 11/15/42	1,195	1,381,563
5.00%, 11/15/47	1,335	1,535,864

		106,004,591
Utilities — 1.7%
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC), 0.00%, 9/01/31 (d)	6,000	3,826,260
Total Municipal Bonds in New Jersey		296,073,753

Puerto Rico — 1.1%
Tobacco — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 5/15/39	1,275	1,264,545
5.63%, 5/15/43	1,220	1,197,101
Total Municipal Bonds in Puerto Rico		2,461,646
Total Municipal Bonds — 130.8%		298,535,399

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
New Jersey — 35.4%
County/City/Special District/School District — 9.0%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 5/01/51	1,440	1,672,013
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	12,820	14,313,274
County of Union New Jersey Utilities Authority, Refunding RB, County Deficiency Agreement, Series A, 5.00%, 6/15/41	4,112	4,474,487

		20,459,774

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
New Jersey (continued)
Education — 3.8%
Rutgers—The State University of New Jersey, Refunding RB:
Series F, 5.00%, 5/01/19 (a)	$2,011	$2,154,364
Series L, 5.00%, 5/01/43	5,870	6,591,012

		8,745,376
State — 7.0%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	5,460	6,661,091
New Jersey EDA, RB, School Facilities Construction (AGC) (a):
6.00%, 12/15/18	3,550	3,797,080
6.00%, 12/15/18	50	53,732
New Jersey EDA, Refunding RB, Series NN, School Facilities Construction, 5.00%, 3/01/29 (g)	5,230	5,458,351

		15,970,254
Transportation — 15.6%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (g)	8,820	9,942,962
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	4,100	4,153,833
Series B, 5.25%, 6/15/36 (g)	5,001	5,193,991
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	11,257	12,582,645
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	3,763	3,869,837

		35,743,268
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 35.4%		80,918,672
Total Long-Term Investments (Cost — $356,882,144) — 166.2%		379,454,071

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.64% (h)(i)	7,054,161	7,056,982
Total Short-Term Securities (Cost — $7,056,714) — 3.1%		7,056,982
Total Investments (Cost — $363,938,858) — 169.3%		386,511,053
Liabilities in Excess of Other Assets — (4.6)%		(10,529,115)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.0)%		(45,712,971)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (44.7)%		(101,984,514)

Net Assets Applicable to Common Shares — 100.0%		$228,284,453

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	39

Schedule of Investments (continued)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Zero-coupon bond.

(e)	When-issued security.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expires between June 15, 2019 to September 1, 2020, is $14,350,925. See Note 4 of the Notes to Financial Statements for details.

(h)	During the year ended July 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at July 31, 2017	Value at July 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	4,170,614	2,883,547	7,054,161	$7,056,982	$9,636	$1,423	$268
[1] Includes net capital gain distributions.

(i)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(15)	September 2017	$1,772	$(160)
10-Year U.S. Treasury Note	(48)	September 2017	6,043	1,257
Long U.S. Treasury Bond	(29)	September 2017	4,436	(11,822)
Ultra U.S. Treasury Bond	(5)	September 2017	823	(6,791)

Total				$(17,516)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$1,257	—	$1,257

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$18,773	—	$18,773

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (concluded)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

For the year ended July 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$637,802	—	$637,802

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$161,977	—	$161,977

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$21,643,356

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$379,454,071	—	$379,454,071
Short-Term Securities	$7,056,982	—	—	7,056,982

Total	$7,056,982	$379,454,071	—	$386,511,053

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$1,257	—	—	$1,257
Liabilities:
Interest rate contracts	(18,773)	—	—	(18,773)

Total	$(17,516)	—	—	$(17,516)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(45,634,061)	—	$(45,634,061)
VRDP Shares at Liquidation Value	—	(102,200,000)	—	(102,200,000)

Total	—	$(147,834,061)	—	$(147,834,061)

During the year ended July 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	41

Statements of Assets and Liabilities

July 31, 2017	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)	BlackRock MuniYield Arizona Fund, Inc. (MZA)	BlackRock MuniYield California Fund, Inc. (MYC)	BlackRock MuniYield Investment Fund (MYF)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Assets
Investments at value — unaffiliated[1]	$102,591,747	$106,212,411	$557,760,708	$340,427,060	$379,454,071
Investments at value — affiliated[2]	187,665	969,482	1,011,198	1,140,570	7,056,982
Cash pledged for futures contracts	62,450	61,000	393,500	141,550	173,150
Receivables:
Interest — unaffiliated	1,018,892	741,711	7,218,346	4,025,445	3,012,319
Variation margin on futures contracts	3,594	3,539	22,586	7,398	9,930
Dividends — affiliated	207	383	1,276	305	1,980
Investments sold	—	—	—	2,492,211	—
Prepaid expenses	14,997	25,964	18,166	16,504	16,681

Total assets	103,879,552	108,014,490	566,425,780	348,251,043	389,725,113

Accrued Liabilities
Bank overdraft	40,953	51,607	146,519	82,184	141,400
Payables:
Income dividends — Common Shares	187,338	286,689	1,328,002	1,067,194	1,077,573
Investment advisory fees	95,090	89,806	469,660	286,905	310,139
Interest expense and fees	21,045	2,227	314,826	189,267	78,910
Officer’s and Directors’ fees	866	925	4,570	2,879	3,105
Investments purchased	—	—	1,302,363	3,698,846	12,049,089
Other accrued expenses	94,608	91,570	213,214	159,203	161,869

Total accrued liabilities	439,900	522,824	3,779,154	5,486,478	13,822,085

Other Liabilities
TOB Trust Certificates	8,859,171	3,000,000	122,500,632	79,110,485	45,634,061
VRDP Shares at liquidation value of $100,000 per share, net of deferred offering costs[3,4,5]	29,454,626	37,145,576	105,689,887	59,226,784	101,984,514

Total other liabilities	38,313,797	40,145,576	228,190,519	138,337,269	147,618,575

Total liabilities	38,753,697	40,668,400	231,969,673	143,823,747	161,440,660

Net Assets Applicable to Common Shareholders	$65,125,855	$67,346,090	$334,456,107	$204,427,296	$228,284,453

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[6,7]	$59,568,199	$61,413,058	$303,349,472	$190,612,755	$206,883,930
Undistributed net investment income	335,408	335,400	1,702,532	2,282,028	3,152,147
Undistributed net realized gain (accumulated net realized loss)	(784,569)	(925,630)	444,576	(13,901,524)	(4,306,303)
Net unrealized appreciation (depreciation)	6,006,817	6,523,262	28,959,527	25,434,037	22,554,679

Net Assets Applicable to Common Shareholders	$65,125,855	$67,346,090	$334,456,107	$204,427,296	$228,284,453

Net asset value per Common Share	$15.47	$14.56	$15.61	$14.94	$15.89

[1] Investments at cost — unaffiliated	$96,581,849	$99,681,947	$528,746,130	$314,978,343	$356,882,144
[2] Investments at cost — affiliated	$187,646	$969,310	$1,011,161	$1,140,501	$7,056,714
[3] Preferred Shares outstanding, par value $0.10 per share	296	373	1,059	—	1,022
[4] Preferred Shares outstanding, par value $0.05 per share	—	—	—	594	—
[5] Preferred Shares Authorized, including Auction Market Rate Preferred Shares (“AMPS”)	1,536	1,985	8,059	1,000,000	5,782
[6] Common Shares outstanding, par value $0.10 per share	4,209,844	4,624,763	21,419,494	13,682,438	14,366,606
[7] Common Shares authorized	199,998,464	199,998,015	199,991,941	unlimited	199,994,218

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2017

Statements of Operations

Year Ended July 31, 2017	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)	BlackRock MuniYield Arizona Fund, Inc. (MZA)	BlackRock MuniYield California Fund, Inc. (MYC)	BlackRock MuniYield Investment Fund (MYF)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Investment Income
Interest — unaffiliated	$3,717,916	$4,682,962	$22,779,943	$15,986,164	$16,087,410
Dividends — affiliated	6,243	3,403	6,073	2,892	9,636
Other income	28,587	—	—	—	—

Total investment income	3,752,746	4,686,365	22,786,016	15,989,056	16,097,046

Expenses
Investment advisory	568,483	539,340	2,886,684	1,729,126	1,858,225
Professional	49,912	47,009	93,596	74,836	70,892
Rating agency	37,049	38,725	38,832	38,759	38,826
Accounting services	19,296	19,542	96,283	59,183	59,866
Transfer agent	17,454	18,390	31,317	31,287	31,112
Registration	9,812	2,352	9,887	9,828	9,812
Officer and Directors	7,000	7,307	36,606	22,335	24,732
Custodian	6,481	7,044	24,885	15,318	18,465
Printing	5,260	5,324	7,951	6,724	7,193
Miscellaneous	12,475	12,337	24,137	19,583	18,746

Total expenses excluding interest expense, fees and amortization of offering costs	733,222	697,370	3,250,178	2,006,979	2,137,869
Interest expense, fees and amortization of offering costs[1]	617,948	652,438	3,747,889	2,075,770	2,273,845

Total expenses	1,351,170	1,349,808	6,998,067	4,082,749	4,411,714
Less fees waived by the Manager	(1,143)	(548)	(935)	(484)	(1,578)

Total expenses after fees waived	1,350,027	1,349,260	6,997,132	4,082,265	4,410,136

Net investment income	2,402,719	3,337,105	15,788,884	11,906,791	11,686,910

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(86,635)	318,394	1,575,328	874,402	590,987
Investments — affiliated	373	90	94	175	553
Futures contracts	197,232	205,920	173,711	530,806	637,802
Capital gain distributions from investment companies — affiliated	755	56	2,396	3	870

	111,725	524,460	1,751,529	1,405,386	1,230,212

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(3,417,204)	(4,395,813)	(25,068,867)	(15,405,951)	(15,009,747)
Investments — affiliated	19	172	37	69	268
Futures contracts	49,795	8,960	22,649	27,506	161,977

	(3,367,390)	(4,386,681)	(25,046,181)	(15,378,376)	(14,847,502)

Net realized and unrealized loss	(3,255,665)	(3,862,221)	(23,294,652)	(13,972,990)	(13,617,290)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(852,946)	$(525,116)	$(7,505,768)	$(2,066,199)	$(1,930,380)

[1] Related to TOB Trusts and/or VRDP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	43

Statements of Changes in Net Assets

	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)		BlackRock MuniYield Arizona Fund, Inc. (MZA)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2017	2016	2017	2016

Operations
Net investment income	$2,402,719	$2,683,905	$3,337,105	$3,564,426
Net realized gain	111,725	598,691	524,460	354,773
Net change in unrealized appreciation (depreciation)	(3,367,390)	3,499,200	(4,386,681)	3,079,072

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(852,946)	6,781,796	(525,116)	6,998,271

Distributions to Common Shareholders[1]
From net investment income	(2,506,044)	(2,786,917)	(3,436,678)	(3,773,605)
From net realized gain	(227,008)	—	—	—

Decrease in net assets resulting from distributions to shareholders	(2,733,052)	(2,786,917)	(3,436,678)	(3,773,605)

Capital Share Transactions
Reinvestment of common distributions	—	—	174,822	200,695

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(3,585,998)	3,994,879	(3,786,972)	3,425,361
Beginning of year	68,711,853	64,716,974	71,133,062	67,707,701

End of year	$65,125,855	$68,711,853	$67,346,090	$71,133,062

Undistributed net investment income, end of year	$335,408	$404,589	$335,400	$436,312

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

44	ANNUAL REPORT	JULY 31, 2017

Statements of Changes in Net Assets

	BlackRock MuniYield California Fund, Inc. (MYC)		BlackRock MuniYield Investment Fund (MYF)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2017	2016	2017	2016

Operations
Net investment income	$15,788,884	$18,247,999	$11,906,791	$12,590,558
Net realized gain	1,751,529	6,109,081	1,405,386	30,376
Net change in unrealized appreciation (depreciation)	(25,046,181)	12,589,614	(15,378,376)	6,309,941

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(7,505,768)	36,946,694	(2,066,199)	18,930,875

Distributions to Common Shareholders[1]
From net investment income	(17,120,096)	(18,783,114)	(12,790,627)	(13,236,904)
From net realized gain	(6,483,030)	(2,830,415)	—	—

Decrease in net assets resulting from distributions to shareholders	(23,603,126)	(21,613,529)	(12,790,627)	(13,236,904)

Capital Share Transactions
Reinvestment of common distributions	970,568	412,727	543,663	355,675

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(30,138,326)	15,745,892	(14,313,163)	6,049,646
Beginning of year	364,594,433	348,848,541	218,740,459	212,690,813

End of year	$334,456,107	$364,594,433	$204,427,296	$218,740,459

Undistributed net investment income, end of year	$1,702,532	$2,703,193	$2,282,028	$3,146,327

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	45

Statements of Changes in Net Assets

	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2017	2016

Operations
Net investment income	$11,686,910	$12,662,791
Net realized gain (loss)	1,230,212	(375,274)
Net change in unrealized appreciation (depreciation)	(14,847,502)	13,840,931

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(1,930,380)	26,128,448

Distributions to Common Shareholders[1]
From net investment income	(12,907,560)	(12,965,501)

Capital Share Transactions
Reinvestment of common distributions	988,609	342,581

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(13,849,331)	13,505,528
Beginning of year	242,133,784	228,628,256

End of year	$228,284,453	$242,133,784

Undistributed net investment income, end of year	$3,152,147	$4,363,744

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

46	ANNUAL REPORT	JULY 31, 2017

Statements of Cash Flows

Year Ended July 31, 2017	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)	BlackRock MuniYield Arizona Fund, Inc. (MZA)	BlackRock MuniYield California Fund, Inc. (MYC)	BlackRock MuniYield Investment Fund (MYF)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Cash Provided by (Used for) Operating Activities
Net decrease in net assets resulting from operations	$(852,946)	$(525,116)	$(7,505,768)	$(2,066,199)	$(1,930,380)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	14,488,234	9,619,071	212,608,508	39,686,994	23,323,165
Purchases of long-term investments	(15,338,349)	(10,178,955)	(190,605,975)	(41,485,105)	(27,607,909)
Net proceeds from sales (purchases) of short-term securities	128,375	(192,819)	(592,149)	(1,140,394)	(2,885,815)
Amortization of premium and accretion of discount on investments and other fees	759,746	355,746	3,885,531	1,073,653	1,131,380
Net realized gain (loss) on investments	86,262	(318,484)	(1,575,422)	(874,577)	(591,540)
Net unrealized loss on investments	3,417,185	4,395,641	25,068,830	15,405,882	15,009,479
(Increase) Decrease in Assets:
Cash pledged for futures contracts	8,000	(19,000)	(194,000)	(25,000)	45,000
Receivables:
Interest — unaffiliated	1,046	15,807	408,077	19,181	(16,420)
Dividends — affiliated	(141)	(209)	(865)	41	(1,196)
Variation margin on futures contracts	(3,594)	(3,539)	(22,586)	(7,398)	(9,930)
Prepaid expenses	59,217	(1,476)	25,513	37,001	27,851
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	45,044	42,590	210,504	137,039	147,088
Interest expense and fees	10,676	1,176	152,308	106,297	38,990
Officer’s and Directors’ fees	(116)	(102)	(442)	(403)	(346)
Variation margin on futures contracts	(23,344)	(13,484)	(64,110)	(38,672)	(70,813)
Other accrued expenses	26,037	26,251	79,221	54,920	57,005

Net cash provided by operating activities	2,811,332	3,203,098	41,877,175	10,883,260	6,665,609

Cash Used for Financing Activities

Proceeds from TOB Trust Certificates	670,000	—	27,979,640	4,015,820	4,991,759
Repayments of TOB Trust Certificates	(750,000)	—	(47,212,548)	(2,664,428)	—
Proceeds from Loan for TOB Trust Certificates	—	—	15,964,640	874,694	—
Repayments of Loan for TOB Trust Certificates	—	—	(15,964,640)	(874,694)	—
Cash dividends paid to Common Shareholders	(2,755,364)	(3,261,177)	(22,799,598)	(12,244,203)	(11,914,256)
Increase in bank overdraft	40,953	51,607	146,519	2,296	141,400
Amortization of deferred offering costs	(26,931)	6,472	8,812	7,255	9,056

Net cash used for financing activities	(2,821,342)	(3,203,098)	(41,877,175)	(10,883,260)	(6,772,041)

Cash

Net decrease in cash	(10,010)	—	—	—	(106,432)
Cash at beginning of year	10,010	—	—	—	106,432

Cash at end of year	—	—	—	—	—

Supplemental Disclosure of Cash Flow Information

Cash paid during the year for interest expense	$634,203	$644,790	$3,586,769	$1,962,218	$2,225,799

Non-Cash Financing Activities

Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	$174,822	$970,568	$543,663	$988,609

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	47

Financial Highlights	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

	Year Ended July 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$16.32	$15.37	$15.34	$14.54	$15.97

Net investment income[1]	0.57	0.64	0.68	0.69	0.72
Net realized and unrealized gain (loss)	(0.77)	0.97	0.04	0.84	(1.40)

Net increase (decrease) from investment operations	(0.20)	1.61	0.72	1.53	(0.68)

Distributions to Common Shareholders:[2]
From net investment income	(0.60)	(0.66)	(0.69)	(0.73)	(0.75)
From net realized gain	(0.05)	—	—	—	—

Total distributions to Common Shareholders	(0.65)	(0.66)	(0.69)	(0.73)	(0.75)

Net asset value, end of year	$15.47	$16.32	$15.37	$15.34	$14.54

Market price, end of year	$14.07	$15.75	$14.07	$13.64	$13.06

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.75)%	10.97%	5.23%	11.40%	(4.38)%

Based on market price	(6.47)%	16.99%	8.34%	10.27%	(13.18)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.08%	1.75%	1.74%	1.80%	1.79%

Total expenses after fees waived and paid indirectly	2.08%	1.75%	1.74%	1.80%	1.78%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	1.13%	1.26% [5]	1.59% [5]	1.63% [5]	1.57% [5]

Net investment income to Common Shareholders	3.70%	4.03%	4.38%	4.66%	4.59%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$65,126	$68,712	$64,717	$64,566	$61,214

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$29,600	$29,600	$29,600	$29,600	$29,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$320,020	$332,135	$318,638	$318,130	$306,806

Borrowings outstanding, end of year (000)	$8,859	$8,939	$6,419	$5,759	$5,538

Portfolio turnover rate	14%	21%	15%	21%	21%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[5]	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year ended July 31,
	2016	2015	2014	2013
Expense ratios	1.16%	1.14%	1.14%	1.13%

See Notes to Financial Statements.

48	ANNUAL REPORT	JULY 31, 2017

Financial Highlights	BlackRock MuniYield Arizona Fund, Inc. (MZA)

	Year Ended July 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$15.42	$14.72	$14.52	$13.57	$15.12

Net investment income[1]	0.72	0.77	0.80	0.81	0.83
Net realized and unrealized gain (loss)	(0.84)	0.75	0.23	0.97	(1.55)

Net increase (decrease) from investment operations	(0.12)	1.52	1.03	1.78	(0.72)

Distributions to Common Shareholders from net investment income[2]	(0.74)	(0.82)	(0.83)	(0.83)	(0.83)

Net asset value, end of year	$14.56	$15.42	$14.72	$14.52	$13.57

Market price, end of year	$16.59	$17.68	$16.90	$15.00	$13.33

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.72)%	10.11%	6.97%	13.63%	(5.08)%

Based on market price	(1.34)%	9.96%	18.88%	19.50%	(9.69)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.00%	1.64%	1.63%	1.69%	1.66%

Total expenses after fees waived and paid indirectly	2.00%	1.64%	1.63%	1.69%	1.66%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	1.03%	1.02%	1.05%	1.06%	1.03%

Net investment income to Common Shareholders	4.94%	5.15%	5.41%	5.85%	5.53%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$67,346	$71,133	$67,708	$66,613	$62,167

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$37,300	$37,300	$37,300	$37,300	$37,300

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$280,553	$290,705	$281,522	$278,586	$266,667

Borrowings outstanding, end of year (000)	$3,000	$3,000	$3,330	$3,330	$3,330

Portfolio turnover rate	9%	13%	16%	13%	16%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	49

Financial Highlights	BlackRock MuniYield California Fund, Inc. (MYC)

	Year Ended July 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$17.07	$16.35	$16.38	$14.96	$16.97

Net investment income[1]	0.74	0.86	0.87	0.91	0.91
Net realized and unrealized gain (loss)	(1.10)	0.87	—	1.46	(1.97)

Net increase (decrease) from investment operations	(0.36)	1.73	0.87	2.37	(1.06)

Distributions to Common Shareholders:[2]
From net investment income	(0.80)	(0.88)	(0.90)	(0.95)	(0.95)
From net realized gain	(0.30)	(0.13)	—	—	—

Total distributions to Common Shareholders	(1.10)	(1.01)	(0.90)	(0.95)	(0.95)

Net asset value, end of year	$15.61	$17.07	$16.35	$16.38	$14.96

Market price, end of year	$15.43	$17.43	$15.47	$14.87	$13.94

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(1.83)%	11.07%	5.75%	16.87%	(6.61)%

Based on market price	(4.96)%	19.86%	10.21%	13.86%	(14.68)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.08%	1.55%	1.37%	1.43%	1.46%

Total expenses after fees waived and paid indirectly	2.08%	1.55%	1.37%	1.42%	1.45%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	0.96%	0.92%	0.89%	0.92%	0.92%

Net investment income to Common Shareholders	4.68%	5.15%	5.29%	5.88%	5.39%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$334,456	$364,594	$348,849	$349,484	$319,144

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$105,900	$105,900	$105,900	$105,900	$105,900

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$415,823	$444,282	$429,413	$430,013	$401,364

Borrowings outstanding, end of year (000)	$122,501	$141,734	$119,196	$83,283	$116,775

Portfolio turnover rate	34%	27%	32%	23%	27%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

50	ANNUAL REPORT	JULY 31, 2017

Financial Highlights	BlackRock MuniYield Investment Fund (MYF)

	Year Ended July 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$16.03	$15.61	$15.56	$14.26	$16.30

Net investment income[1]	0.87	0.92	0.95	0.96	0.94
Net realized and unrealized gain (loss)	(1.02)	0.47	0.07	1.29	(2.03)

Net increase (decrease) from investment operations	(0.15)	1.39	1.02	2.25	(1.09)

Distribution to Common Shareholders from net investment income[2]	(0.94)	(0.97)	(0.97)	(0.95)	(0.95)

Net asset value, end of year	$14.94	$16.03	$15.61	$15.56	$14.26

Market price, end of year	$16.34	$17.02	$14.67	$14.56	$13.55

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.88)%	9.24%	6.88%	16.75%	(7.14)%

Based on market price	2.10%	23.41%	7.34%	14.98%	(12.94)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.97%	1.53%	1.46%	1.52%	1.55%

Total expenses after fees waived and paid indirectly	1.97%	1.53%	1.46%	1.52%	1.55%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	0.97%	0.94%	0.94%	0.97%	0.97%

Net investment income to Common Shareholders	5.76%	5.86%	6.00%	6.56%	5.82%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$204,427	$218,740	$212,691	$211,966	$194,317

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$59,400	$59,400	$59,400	$59,400	$59,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$444,154	$468,250	$458,065	$456,845	$427,133

Borrowings outstanding, end of year (000)	$79,110	$77,759	$75,764	$75,865	$85,029

Portfolio turnover rate	12%	11%	13%	18%	33%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	51

Financial Highlights	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

	Year Ended July 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$16.93	$16.01	$16.11	$14.92	$16.92

Net investment income[1]	0.81	0.89	0.90	0.90	0.89
Net realized and unrealized gain (loss)	(0.95)	0.94	(0.10)	1.21	(1.94)
Distributions to VRDP Shareholders from net realized gain	—	—	—	—	(0.00)[2]

Net increase (decrease) from investment operations	(0.14)	1.83	0.80	2.11	(1.05)

Distributions to Common Shareholders:[3]
From net investment income	(0.90)	(0.91)	(0.90)	(0.89)	(0.89)
From net realized gain	—	—	—	(0.03)	(0.06)

Total distributions to Common Shareholders	(0.90)	(0.91)	(0.90)	(0.92)	(0.95)

Net asset value, end of year	$15.89	$16.93	$16.01	$16.11	$14.92

Market price, end of year	$16.58	$17.49	$14.72	$14.67	$13.74

Total Return Applicable to Common Shareholders[4]
Based on net asset value	(0.68)%	11.95%	5.52%	15.27%	(6.51)%

Based on market price	0.32%	25.78%	6.54%	13.99%	(14.66)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.93%	1.55%	1.50%	1.57%	1.48%

Total expenses after fees waived and paid indirectly	1.93%	1.55%	1.50%	1.57%	1.48%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	0.93%	0.92%	0.93%	0.95%	0.92%

Net investment income to Common Shareholders	5.11%	5.43%	5.51%	5.89%	5.32%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$228,284	$242,134	$228,628	$230,112	$213,099

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$102,200	$102,200	$102,200	$102,200	$102,200

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$323,370	$336,922	$323,707	$325,159	$308,511

Borrowings outstanding, end of year (000)	$45,634	$40,642	$39,554	$39,554	$39,555

Portfolio turnover rate	6%	10%	11%	19%	7%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[5]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

52	ANNUAL REPORT	JULY 31, 2017

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred to As	Organized	Diversification Classification
BlackRock Muni New York Intermediate Duration Fund, Inc.	MNE	Maryland	Non-diversified
BlackRock MuniYield Arizona Fund, Inc.	MZA	Maryland	Diversified*
BlackRock MuniYield California Fund, Inc.	MYC	Maryland	Non-diversified
BlackRock MuniYield Investment Fund	MYF	Massachusetts	Diversified*
BlackRock MuniYield New Jersey Fund, Inc.	MYJ	Maryland	Non-diversified

*	The Fund’s classification changed from non-diversified to diversified during the reporting period.

The Boards of Directors of the Funds are collectively referred to throughout this report as the ”Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in the officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call

ANNUAL REPORT	JULY 31, 2017	53

Notes to Financial Statements (continued)

date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Funds had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Funds no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. TheFunds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of each Fund. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

54	ANNUAL REPORT	JULY 31, 2017

Notes to Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately-held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a Fund to borrow money for purposes of making investments. The management of each of MZA, MYC, MYF and MYJ believes that a Fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase

ANNUAL REPORT	JULY 31, 2017	55

Notes to Financial Statements (continued)

tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the year ended July 31, 2017, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MNE	$17,378,396	$8,859,171	0.84% - 0.97%	$8,730,376	1.38%
MZA	$6,614,760	$3,000,000	0.84% - 0.85%	$3,000,000	1.36%
MYC	$273,948,634	$122,500,632	0.83% - 0.97%	$133,178,406	1.37%
MYF	$146,850,119	$79,110,485	0.84% - 1.48%	$79,592,394	1.38%
MYJ	$80,918,672	$45,634,061	0.82% - 1.09%	$40,915,823	1.49%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

[2]

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at July 31, 2017, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at July 31, 2017.

For the year ended July 31, 2017, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MYC	—	—	$861,269	0.84%
MYF	—	—	$16,775	0.78%

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation)

56	ANNUAL REPORT	JULY 31, 2017

Notes to Financial Statements (continued)

and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

	MNE	MZA	MYC	MYF	MYJ
Investment advisory fees	0.55%	0.50%	0.50%	0.50%	0.50%

For purposes of calculating these fees, “net assets” mean the total assets of each Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

Waivers: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended July 31, 2017, the amounts waived were as follows:

	MNE	MZA	MYC	MYF	MYJ
Amounts waived	$1,143	$548	$935	$484	$1,578

Effective September 1, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. Effective December 2, 2016, the waiver became contractual through June 30, 2018. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended July 31, 2017, there were no such fees waived by the Manager.

Officers and Directors: Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

7. Purchases and Sales:

For the year ended July 31, 2017, purchases and sales of investments and excluding short-term securities, were as follows:

	MNE	MZA	MYC	MYF	MYJ
Purchases	$15,338,349	$10,178,955	$191,908,338	$44,130,727	$39,656,998
Sales	$14,488,234	$9,619,071	$212,608,508	$42,179,205	$23,323,165

8. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

ANNUAL REPORT	JULY 31, 2017	57

Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to amortization methods on fixed income securities, non-deductible expenses, the sale of bonds received from tender option bond trusts and the characterization of expenses were reclassified to the following accounts:

	MNE	MZA	MYC	MYF	MYJ
Paid-in capital .	$(6,022)	$(6,473)	$(8,813)	$(7,256)	$(9,053)
Undistributed net investment income	$34,144	$(1,339)	$330,551	$19,537	$9,053
Undistributed net realized gain (accumulated net realized loss)	$(28,122)	$7,812	$(321,738)	$(12,281)	—

The tax character of distributions paid was as follows:

		MNE	MZA	MYC	MYF	MYJ
Tax-exempt income[1]	07/31/17	$2,953,139	$4,037,361	$18,588,212	$13,746,881	$14,553,398
	07/31/16	3,045,051	4,166,539	19,808,936	13,862,738	13,933,506
Ordinary income[2]	07/31/17	23,334	—	1,461,631	328	—
	07/31/16	34	218	622,928	258	113,116
Long-term capital gains[3]	07/31/17	247,836	—	5,442,709	—	—
	07/31/16	—	—	2,365,009	—	—

Total	07/31/17	$3,224,309	$4,037,361	$25,492,552	$13,747,209	$14,553,398

	07/31/16	$3,045,085	$4,166,757	$22,796,873	$13,862,996	$14,046,622

[1]	The Funds designate these amounts paid during the fiscal year ended July 31, 2017, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount and net short-term capital gains. Additionally, all ordinary income distributions are comprised of interest related dividends and qualified short-term capital gain dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[3]	The Fund designates the amount paid during the fiscal year ended July 31, 2017, as capital gain dividends.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	MNE	MZA	MYC	MYF	MYJ
Undistributed tax-exempt income	$9,960	$359,674	$1,478,970	$996,138	$2,354,579
Undistributed ordinary income	—	—	142	10,550	—
Undistributed long-term capital gains	—	—	951,027	—	—
Capital loss carryforwards	—	(966,577)	—	(12,396,962)	(2,764,930)
Net unrealized gains[4]	5,753,913	6,539,935	28,676,496	25,204,815	21,810,874
Qualified late-year losses[5]	(206,217)	—	—	—	—

Total	$5,557,656	$5,933,032	$31,106,635	$13,814,541	$21,400,523

[4]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the treatment of residual interests in tender option bond trusts.

[5]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MZA	MYF	MYJ
No expiration date[6]	$81,582	$5,191,487	$2,764,930
2018	816,347	7,205,475	—
2019	68,648	—	—

Total	$966,577	$12,396,962	$2,764,930

[6]	Must be utilized prior to losses subject to expiration.

During the year ended July 31, 2017, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

MNE	$110,767
MZA	$531,833
MYF	$1,425,780
MYJ	$1,752,917

58	ANNUAL REPORT	JULY 31, 2017

Notes to Financial Statements (continued)

As of July 31, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

	MNE	MZA	MYC	MYF	MYJ
Tax cost	$88,166,328	$97,641,958	$407,594,778	$237,252,330	$319,066,118

Gross unrealized appreciation	$6,040,996	$6,665,125	$30,378,142	$25,751,653	$23,492,320
Gross unrealized depreciation	(287,083)	(125,190)	(1,701,646)	(546,838)	(1,681,446)

Net unrealized appreciation	$5,753,913	$6,539,935	$28,676,496	$25,204,815	$21,810,874

9. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities may also be affected by one or all of the following: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; and (iv) currency, interest rate and price fluctuations.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Fund, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

ANNUAL REPORT	JULY 31, 2017	59

Notes to Financial Statements (continued)

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: MNE, MZA, MYC, and MYJ invested a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Funds’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, MYC invested a significant portion of its assets in securities in the country, city, special district and school district sector. MYF and MYJ invested a significant portion of their assets in securities in the transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Each Fund, with the exception of MYF, is authorized to issue 200 million shares (an unlimited numbers of shares for MYF), all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10 except for MYF, which is $0.05. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders. MYF is authorized to issue 1 million Preferred Shares, including AMPS.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended July 31,	MZA	MYC	MYF	MYJ
2017	11,703	61,758	35,866	61,568
2016	12,268	24,607	22,435	20,556

For the years ended July 31, 2017 and July 31, 2016, shares issued and outstanding remained constant for MNE.

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of a Fund. The 1940 Act prohibits the declaration of any dividend on a Fund’s Common Shares or the repurchase of a Fund’s Common Shares if a Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Fund’s Preferred Shares or repurchasing such shares if a Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors to the Board of each Fund. The holders of Preferred Shares are also entitled to elect the full Board of Directors if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

60	ANNUAL REPORT	JULY 31, 2017

Notes to Financial Statements (continued)

VRDP Shares

MNE, MZA, MYC, MYF, and MYJ (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in privately negotiated offerings. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature and the VRDP shares of certain Funds are currently in a special rate period, each as described below.

As of period end, the VRDP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MNE	9/15/11	296	$29,600,000	10/01/41
MZA	5/19/11	373	$37,300,000	6/01/41
MYC	5/19/11	1,059	$105,900,000	6/01/41
MYF	5/19/11	594	$59,400,000	6/01/41
MYJ	4/21/11	1,022	$102,200,000	5/01/41

Redemption Terms: Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, VRDP Funds are required to redeem certain of their outstanding VRDP Shares if they fail to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of VRDP Funds. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: Each VRDP Fund entered into a fee agreement with the liquidity provider that requires an initial commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreements between MZA, MYC, MYF and MYJ, and the liquidity provider are for a 364 day term and were scheduled to expire on July 7, 2017. MZA, MYC, MYF and MYJ renewed the fee agreement for a 364 day term which is scheduled to expire on July 5, 2018 unless renewed or terminated in advance.

The initial fee agreement between MNE and the liquidity provider was for a 364 day term and was scheduled to expire on September 15, 2012. The initial fee agreement was subsequently extended until March 15, 2013, unless renewed or terminated in advance. On November 21, 2012, MNE entered into a new fee agreement with an alternate liquidity provider. The new fee agreement is for a two year term and was scheduled to expire on December 4, 2014, unless renewed or terminated in advance. In connection with the designation of a special rate period (as described below), the fee agreement was subsequently extended until October 22, 2018, unless renewed or terminated in advance. The change in liquidity provider resulted in a mandatory tender of MNE’s VRDP Shares on November 28, 2012 which were successfully remarketed by the remarketing agent.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, the VRDP Funds are required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Funds are required to begin to segregate liquid assets with their custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the Fund’s VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), the VRDP Funds may incur no remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa2 for MNE, MZA, MYC and MYJ and Aa1 for MYF from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For the year ended July 31, 2017, the annualized dividend rates for the VRDP Shares were as follows:

	MNE	MZA	MYC	MYF	MYJ
Rates	1.66%	1.61%	1.78%	1.61%	1.61%

Ratings: The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P.

ANNUAL REPORT	JULY 31, 2017	61

Notes to Financial Statements (concluded)

A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: On June 21, 2012, MZA, MYC, MYF and MYJ commenced a three-year term ending June 24, 2015 (the “special rate period”) with respect to their VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. The special rate period has been extended each year for an additional one-year term and is currently set to expire on June 20, 2018. Prior to June 21, 2018, the holder of the VRDP Shares and MZA, MYC, MYF and MYJ may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

On October 22, 2015, MNE commenced a term ending April 18, 2018 (the “special rate period”) with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares for MNE were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period. Prior to April 18, 2018, the holder of the VRDP Shares and MNE may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption by the VRDP Funds on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, the VRDP Shares are required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. The VRDP Funds will not pay any fees to the liquidity provider and remarketing agent during the special rate period. The VRDP Funds will also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If the VRDP Funds redeem the VRDP Shares prior to the end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the year ended July 31, 2017, VRDP Shares issued and outstanding of each Fund remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares[3]
	Paid[1]	Declared[2]	Shares	Series	Declared
MNE	$0.0445	$0.0445	VRDP	W-7	$42,308
MZA	$0.0620	$0.0620	VRDP	W-7	$53,129
MYC	$0.0620	$0.0620	VRDP	W-7	$150,842
MYF	$0.0780	$0.0780	VRDP	W-7	$89,608
MYJ	$0.0750	$0.0750	VRDP	W-7	$145,572

[1]	Net investment income dividend paid on September 1, 2017 to Common Shareholders of record on August 15, 2017.

[2]	Net investment income dividend declared on September 1, 2017, payable to Common Shareholders of record on September 15, 2017.

[3]	Dividends declared for period August 1, 2017 to August 31, 2017.

62	ANNUAL REPORT	JULY 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock MuniYield Investment Fund and to the Shareholders and Board of Directors of BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., and BlackRock MuniYield New Jersey Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield Investment Fund and BlackRock MuniYield New Jersey Fund, Inc. (collectively the “Funds”), including the schedules of investments, as of July 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield Investment Fund and BlackRock MuniYield New Jersey Fund, Inc., as of July 31, 2017, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

September 25, 2017

ANNUAL REPORT	JULY 31, 2017	63

Disclosure of Investment Advisory Agreements

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Muni New York Intermediate Duration Fund, Inc. (“MNE”), BlackRock MuniYield Arizona Fund, Inc. (“MZA”), BlackRock MuniYield California Fund, Inc. (“MYC”), BlackRock MuniYield Investment Fund (“MYF”) and BlackRock MuniYield New Jersey Fund, Inc. (“MYJ” and together with MNE, MZA, MYC and MYF, each a “Fund,” and, collectively, the “Funds”) met in person on April 27, 2017 (the “April Meeting”) and June 7-8, 2017 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each an “Agreement,” and collectively, the “Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Manager is also referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Fund consisted of eleven individuals, nine of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreement for its Fund on an annual basis. Each Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement for its Fund and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, each Board assessed, among other things, the nature, extent and quality of the services provided to its Fund by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement for its Fund, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Fund’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board of each Fund considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report each Fund has redeemed all of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement for its Fund. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided to the Board of each Fund in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Broadridge1 and a customized peer group selected by BlackRock (“Customized Peer Group”); (b) information on the profits realized by BlackRock and its affiliates pursuant to the Fund’s Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds,

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

64	ANNUAL REPORT	JULY 31, 2017

Disclosure of Investment Advisory Agreements (continued)

under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by the Fund to BlackRock.

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement for its Fund. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) fund repositionings and portfolio management changes, including additional information about the portfolio managers, research teams, organization and methods and historical track records of the teams, and the potential impact of such changes on fund performance and the costs of such changes; (b) scientific active equity management; (c) BlackRock’s option overwrite policy; (d) differences in services between closed-end funds and mutual funds; (d) market discount; and (e) adviser profitability.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Fund for a one-year term ending June 30, 2018. In approving the continuation of the Agreement for its Fund, each Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Fund. Throughout the year, each Board compared its Fund’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to its Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder, and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. Each Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, the Board of each Fund was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. Each Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board of each Fund received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Fund as compared to other funds in its applicable Broadridge category and its Customized Peer Group. Each Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. Each Board was provided with information on the composition of the Broadridge performance universes and

ANNUAL REPORT	JULY 31, 2017	65

Disclosure of Investment Advisory Agreements (continued)

expense universes. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of MNE noted that for the one-, three- and five-year periods reported, MNE ranked in the third, second and second quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MNE. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed MNE’s underperformance during the one-year period.

The Board of MZA noted that for each of the one-, three- and five-year periods reported, MZA ranked first out of two funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MZA. The Composite measures a blend of total return and yield.

The Board of MYC noted that for the one-, three- and five-year periods reported, MYC ranked in the fourth, third and third quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MYC. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed MYC’s underperformance during these periods. The Board was informed that, among other things, the portfolio management team’s higher quality bias and a lower relative duration posture were the primary detractors from performance.

In further discussions with the Board, BlackRock noted that as of March 31, 2017, MYC’s performance has shown improvement for the one-year period relative to MYC’s Customized Peer Group Composite. It was also noted that for the ten-year period reported, MYC ranked in the first quartile against its Customized Peer Group Composite. Additionally, it was noted that MYC’s portfolio management team runs an investment strategy focused on high quality securities.

The Board of MYF noted that for the one-, three- and five-year periods reported, MYF ranked in the second, first and first quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MYF. The Composite measures a blend of total return and yield.

The Board of MYJ noted that for each of the one-, three- and five-year periods reported, MYJ ranked first out of three funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MYJ. The Composite measures a blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Fund. Each Board reviewed BlackRock’s profitability with respect to its Fund and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. Each Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the cost of the services provided to its Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of its Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Fund, to the Fund. Each Board may receive and review information from independent third parties as part of its

66	ANNUAL REPORT	JULY 31, 2017

Disclosure of Investment Advisory Agreements (concluded)

annual evaluation. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Fund’s Agreement and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board of MNE noted that MNE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Expense Peers.

MNE was identified by the Board as having a high total expense ratio relative to its Expense Peers in large part, the Board believes, due to MNE’s relatively small size measured by total net assets. BlackRock noted that relative to the Expense Peers, MNE uses a high degree of leverage, which affects the total expense ratio.

The Boards of MZA, MYC and MYJ noted that each of its Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

The Board of MYF noted that MYF’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered its Fund’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with its Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to its Fund, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement for its Fund, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Fund for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement for its Fund were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement for its Fund, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Fund’s Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	JULY 31, 2017	67

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agents will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MNE that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MZA, MYC, MYF and MYJ that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A., through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

68	ANNUAL REPORT	JULY 31, 2017

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2]
Richard E. Cavanagh 1946	Chair of the Board and Director	Since 2007	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	75 RICs consisting of 75 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Director	Since 2007	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	75 RICs consisting of 75 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	75 RICs consisting of 75 Portfolios	None
Cynthia L. Egan 1955	Director	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	75 RICs consisting of 75 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Director	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	75 RICs consisting of 75 Portfolios	None
Jerrold B. Harris 1942	Director	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited—Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) from 2000 to 2016; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	75 RICs consisting of 75 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	75 RICs consisting of 75 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

ANNUAL REPORT	JULY 31, 2017	69

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2]
W. Carl Kester 1951	Director	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 75 Portfolios	None
Catherine A. Lynch 1961	Director	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 75 Portfolios	None
Interested Directors[5]
Barbara G. Novick 1960	Director	Since 2014	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	101 RICs consisting of 219 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2014 (Director); Since 2011 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 317 Portfolios	None
[1] The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Director will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause therefor.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, each Director first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]    For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 75 RICs. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

[5]    Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause therefor.

70	ANNUAL REPORT	JULY 31, 2017

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors[2]
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock, Inc. since 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
[1] The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Funds serve at the pleasure of the Board.

As of the date of this report, the portfolio managers of:

•	MNE are Michael Perilli and Michael Kalinoski.

•	MYJ are Phillip Soccio and Ted Jaeckel.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02111	VRDP Tender and Paying Agent The Bank of New York Mellon New York, NY 10286	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Remarketing Agent Barclays Capital, Inc.[1] New York, NY 10019 Citigroup Global Markets Inc.[2] New York, NY 10179	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

VRDP Liquidity Provider Barclays Bank PLC[1] New York, NY 10019 Citibank, N.A.[2] New York, NY 10179

[1]	For MNE.

[2]	For all Funds except MNE.

ANNUAL REPORT	JULY 31, 2017	71

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 25, 2017 for shareholders of record on May 30, 2017, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

	Michael J. Castellano			Richard E. Cavanagh			Cynthia L. Egan
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MNE	3,895,398	95,290		3,746,561	244,127		3,866,353	124,335
MZA	4,180,549	103,556		4,172,254	111,851		4,162,554	121,551
MYC	19,929,827	482,369		19,823,543	588,653		19,928,198	483,998
MYJ	13,430,417	238,510		13,422,477	246,450		13,451,702	217,226
		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MYF	12,536,036	205,317	239,116	12,513,982	227,413	239,074	12,488,441	252,971	239,057
	Frank J. Fabozzi[1]			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MNE	296	0		3,773,497	217,191		3,864,244	126,444
MZA	373	0		4,156,910	127,195		4,158,685	125,420
MYC	1,059	0		19,786,739	625,457		19,850,661	561,535
MYJ	1,022	0		13,406,174	262,754		13,438,619	230,308
		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MYF	594	0	0	12,499,235	242,868	238,366	12,390,868	277,879	311,722
	W. Carl Kester[1]			Catherine A. Lynch			Barbara G. Novick
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MNE	296	0		3,895,398	95,290		3,904,484	86,204
MZA	373	0		4,163,177	120,928		4,164,794	119,311
MYC	1,059	0		19,887,579	524,617		19,903,851	508,345
MYJ	1,022	0		13,435,650	233,278		13,446,288	222,640
		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MYF	594	0	0	12,454,189	274,790	251,490	12,509,704	232,484	238,281
	John M. Perlowski			Karen P. Robards
	Votes For	Votes Withheld		Votes For	Votes Withheld
MNE	3,904,484	86,204		3,873,334	117,354
MZA	4,163,806	120,299		4,170,046	114,059
MYC	19,914,188	498,008		19,946,871	465,325
MYJ	13,457,194	211,733		13,423,782	245,146
		Votes Against	Abstain		Votes Against	Abstain
MYF	12,483,684	257,668	239,117	12,537,158	201,577	241,734

¹	Voted on by holders of preferred shares only.

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

72	ANNUAL REPORT	JULY 31, 2017

Additional Information (continued)

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. Except as disclosed on page 71, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock’s municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology is applied to the Funds’ duration reported for any periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

ANNUAL REPORT	JULY 31, 2017	73

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

74	ANNUAL REPORT	JULY 31, 2017

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MY5-7/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been Principal of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Muni New York Intermediate Duration Fund, Inc.	$30,358	$30,358	$0	$0	$8,874	$8,874	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Muni New York Intermediate Duration Fund, Inc.	$8,874	$8,874

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Michael A. Kalinoski, CFA, Managing Director at BlackRock, and Michael Perilli, Vice President at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Kalinoski and Perilli have been members of the registrant’s portfolio management team since 2017.

Portfolio Manager	Biography
Michael A. Kalinoski, CFA	Managing Director of BlackRock since 2006; Head of Municipal Bonds within BlackRock’s Fixed Income Portfolio Management Group since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2000 to 2006.
Michael Perilli	Vice President of BlackRock since 2014; Associate of BlackRock from 2008 to 2014.

(a)(2)	As of July 31, 2017:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager[1]	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Michael A. Kalinoski, CFA	21	0	0	0	0	0

	$23.49 Billion	$0	$0	$0	$0	$0

Michael Perilli	9	0	0	0	0	0

	$2.02 Billion	$0	$0	$0	$0	$0

1 Messrs. Kalinoski and Perilli became portfolio managers of the Fund on May 26, 2017.

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of July 31, 2017:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2017.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. With the exception of Mr. Perilli, the portfolio manager of this Fund has deferred BlackRock, Inc. stock awards.

For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($270,000 for 2017). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2017.

Portfolio Manager[1]	Dollar Range of Equity Securities of the Fund Beneficially Owned
Michael A. Kalinoski, CFA	None
Michael Perilli	None

1 Messrs. Kalinoski and Perilli became portfolio managers of the Fund on May 26, 2017.

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Muni New York Intermediate Duration Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Muni New York Intermediate Duration Fund, Inc.

Date: October 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Muni New York Intermediate Duration Fund, Inc.

Date: October 10, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Muni New York Intermediate Duration Fund, Inc.

Date: October 10, 2017